Registration No. 2-65245
                                File No. 811-2945

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           / X /

     PRE-EFFECTIVE AMENDMENT NO. ___                              /   /


     POST-EFFECTIVE AMENDMENT NO. 23                              / X /


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   / X
/


     AMENDMENT NO. 25                                             / X /


                          CENTENNIAL MONEY MARKET TRUST
------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            3410 South Galena Street
                             Denver, Colorado, 80231
------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (303) 671-3200
------------------------------------------------------------------------------
                         (Registrant's Telephone Number)


                             ANDREW J. DONOHUE, ESQ.
                             OppenheimerFunds, Inc.
              Two World Trade Center, New York, New York 10048-0203
------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):

     /   /  Immediately upon filing pursuant to paragraph (b)


     / X /  On November 1, 1996 pursuant to paragraph (b)


     /   /  60 days after filing pursuant to paragraph (a)(i)

      /   /  On ____________, pursuant to paragraph (a)(i)

      /   /  75 days after filing pursuant to paragraph (a)(ii)

     /   /  On _____________, pursuant to paragraph (a)(ii) of Rule 485



------------------------------------------------------------------------------

The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended June 30, 1996 was filed on August 23, 1996.

                                    FORM N-1A
                          CENTENNIAL MONEY MARKET TRUST

                              Cross Reference Sheet

Part A of
Form N-1A
Item No.             Prospectus Heading
---------            ------------------

       1             Front Cover Page
       2             Expenses
       3             Financial Highlights; Performance of the Trust
       4             Cover Page; Investment Objectives and Policies; Investment
                     Restrictions
       5             How the Trusts are Managed; Expenses; Back Cover
       6             Dividends, Distributions and Taxes; How the Trusts are
                     Managed
       7             How to Buy Shares; Purchases Through Automatic Purchase
                     and Redemption Programs; Direct Purchases; Service Plan;
                     Back Cover; How to Sell Shares
       8             How to Sell Shares; Exchanges of Shares; Retirement Plans;
                     General Information on Redemptions
       9             *


Part B of
Form N-1A
Item No.             Statement of Additional Information Heading
---------            -------------------------------------------

       10            Cover Page
       11            Cover Page
       12            *
       13            Investment Objective and Policies; Other Investment
                     Restrictions; Exhibit A - Description of Securities Ratings
       14            Trustees and Officers; Investment Management Services
       15            Trustees and Officers - Major Shareholders; Investment
                     Management Services
       16            Investment Management Services; Service Plan; Additional
                     Information; Back Cover
       17            Investment Management Services - Portfolio Transactions
       18            Additional Information - Description of the Trusts
       19            Purchase, Redemption and Pricing of Shares; Exchange of
                     Shares; Automatic Withdrawal Plan Provisions; Yield
                     Information
       20            Additional Information - Tax Status of the Trust's
                     Dividends and Distributions
       21            Investment Management Services; Additional Information -


                     General Distributor's Agreement; Service Plan
       22            Yield Information
       23            Financial Statements

----------------
* Not applicable or negative answer.

Centennial
Money Market Trust

Prospectus dated November 1, 1996

Centennial Money Market Trust is a no-load "money market" mutual fund with the investment objective of seeking the maximum current income that is consistent with low capital risk and the maintenance of liquidity. The Trust seeks to achieve this objective by investing in "money market" securities meeting specified quality standards. These include U.S. Treasury bills, commercial paper, bank certificates of deposit and other marketable short-term debt instruments (issued by the U.S. Government or its agencies, or by corporations or banks) maturing in or called for redemption in one year or less. Shares of the Trust are sold at net asset value without a sales charge.


         An investment in the Trust is neither insured nor guaranteed by the U.S. Government. While the Trust seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Trust will be able to do so.


         Shares of the Trust may be purchased directly from brokers or dealers having sales agreements with the Trust's Distributor and also are offered to participants in Automatic Purchase and Redemption Programs (the "Programs") established by certain brokerage firms with which the Trust's Distributor has entered into agreements for that purpose (See "How to Buy Shares" in the Appendix). The information in this Prospectus should be read together with the information in the Appendix which is part of this Prospectus. Program participants should also read the description of the Program provided by their broker.

         This Prospectus explains concisely what you should know before investing in the Trust. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Trust in the November 1, 1996 Statement of Additional Information. For a free copy, call Shareholder Services, Inc., the Trust's Transfer Agent, at 1-800-525-9310 or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

         Shares of the Trust are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency and involve investment risks, including the possible loss of the principal amount invested.

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE
SECURITIES AND
EXCHANGE  COMMISSION OR ANY STATE  SECURITIES  COMMISSION NOR HAS THE
SECURITIES
AND  EXCHANGE  COMMISSION  OR ANY STATE  SECURITIES  COMMISSION  PASSED
UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A
CRIMINAL OFFENSE.


Contents
                  ABOUT THE TRUST
4                 Expenses
5                 Financial Highlights
6                 Performance of the Trust
6                 Investment Objective and Policies
10                 Investment Restrictions

                  APPENDIX
A-1               How the Trusts are Managed
A-3               How to Buy Shares
A-5                 Purchases Through Automatic Purchase and Redemption
                      Programs
A-5                 Direct Purchases
A-5                 Payment by Check
A-5                 Payment by Federal Funds Wire
A-6                 Guaranteed Payment
A-7                 Automatic Investment Plans
A-7                 Service Plan
A-8               How to Sell Shares
A-8                 Program Participants
A-8                 Shares of the Trusts Owned Directly
A-8                 Regular Redemption Procedure
A-9                 Expedited Redemption Procedure
A-10                Check Writing
A-10                Telephone Redemptions
A-11                Automatic Withdrawal Plans
A-11                Retirement Plans Holding Shares of Government Trust and
                      Money Market Trust
A-12                General Information on Redemptions
A-13              Exchanges of Shares
A-16              Retirement Plans
A-16              Dividends, Distributions and Taxes


ABOUT THE TRUST
Expenses

The following table sets forth the fees that an investor in the Trust might pay and the expenses paid by the Trust during its fiscal year ended June 30, 1996.

     o Shareholder Transaction Expenses
Maximum Sales Charge on Purchases
   (as a percentage of offering price)         None
----------------------------------------------------
Sales Charge on Reinvested Dividends           None
----------------------------------------------------
Redemption of Fees                             None
----------------------------------------------------
Exchange Fee                                   None

         o Annual Trust Operating Expenses
(as a percentage of average net assets)

Management Fee                                 0.36%
----------------------------------------------------
12b-1 (Service Plan) Fees                      0.20%
----------------------------------------------------
Other Expenses                                 0.13%
----------------------------------------------------
Total Trust Operating Expenses                 0.69%



         The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Trust will bear directly (Shareholder Transaction Expenses) or indirectly (Annual Trust Operating Expenses). "Other Expenses" includes such expenses as custodial and transfer agent fees, audit and legal and other business operating expenses, but excludes extraordinary expenses. For further details, see the Trust's financial statements included in the Statement of Additional Information.

         o Example. To try to show the effect of these expenses on an investment over time, we have created the hypothetical example shown below. Assume that you make a $1,000 investment in shares of the Trust, and the Trust's annual return is 5%, and that its operating expenses are the ones shown in the Annual Trust Operating Expenses chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown.


        1 year              3 years             5 years             10 years
        ------              -------             -------             --------
        $7                  $22                 $38                 $86


         This example shows the effect of expenses on an investment, but is not meant to state or predict actual or expected costs or investment returns of the Trust, all of which may be more or less than those shown.



Financial Highlights


The table on the following pages presents selected information about the Trust, including per share data and expense ratios and other data based on the Trust's average net assets. This information has been audited by Deloitte & Touche LLP, independent auditors, whose report on the financial statements of the Trust for the fiscal year ended June 30, 1996 is included in the Statement of Additional Information.

Financial Highlights
Centennial Money Market Trust

                                            Year Ended June 30,

----------------------------------------------------------------------------------------
                                            1996     1995     1994     1993    1992     1991     1990     1989     1988
   1987
------------------------------------------------------------------------------------------------------------------
-----------------
Per Share Operating Data:
Net asset value, beginning of period       $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
$1.00    $1.00    $1.00
------------------------------------------------------------------------------------------------------------------
-----------------
Income from investment operations - net
  investment income and net realized gain    .05      .05      .03(1)   .03(1)   .04(1)   .07      .08      .08
    .06      .05
------------------------------------------------------------------------------------------------------------------
-----------------
Dividends and distributions to shareholders (.05)    (.05)    (.03)    (.03)    (.04)    (.07)    (.08)    (.08)
  (.06)    (.05)
------------------------------------------------------------------------------------------------------------------
-----------------
Net asset value, end of period             $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
$1.00    $1.00    $1.00

=====================================================================
====================
------------------------------------------------------------------------------------------------------------------
-----------------
Total Return, at Net Asset Value(2)         5.11%    5.21%    2.82%    2.91%    4.73%    7.31%
8.32%    8.33     6.29%    5.09%
------------------------------------------------------------------------------------------------------------------
-----------------
Ratios/Supplemental Data:
Net assets, end of period (in millions)    $6,753   $4,812   $2,559   $1,991   $1,270   $  539   $  470
 $  333   $  231   $  191
------------------------------------------------------------------------------------------------------------------
-----------------
Average net assets (in millions)           $6,077   $3,342   $2,346   $1,701   $  821   $  495   $  422
 $  272   $  212   $  191
------------------------------------------------------------------------------------------------------------------
-----------------
Ratios to average net assets:
  Net investment income                     4.99%    5.01%    2.84%    2.82%    4.31%    6.66%    7.82%
   8.24%    6.16%    5.40%
  Expenses                                  0.69%    0.73%    0.76%(1) 0.78%(1) 0.69%(1) 0.84%    0.84%
   0.90%    0.98%    1.00%

1. Net investment income would have been $.03, $.03, and $.04 per share absent the voluntary expense limitation, resulting in an expense limitation, resulting in an expense ration of 0.81%, 0.83%, and 0.81% for the years ended June 30, 1994, 1993 and 1992, respectively. 2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.


Performance of the Trust

Explanation of "Yield." From time to time, the "yield" and "compounded effective yield" of an investment in the Trust may be advertised. Both yield figures are based on historical earnings per share and are not intended to indicate future performance. The "yield" of the Trust is the income generated by an investment in the Trust over a seven-day period, which is then "annualized." In annualizing, the amount of income generated by the investment during that seven days is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The "compounded effective yield" is calculated similarly, but the annualized income earned by an investment in the Trust is assumed to be reinvested. The "compounded effective yield" therefore will be slightly higher than the yield because of the effect of the assumed reinvestment. From time to time the Manager may voluntarily assume a portion of the Trust's expenses (which may include the management fee), thereby lowering the overall expense ratio per share and increasing the Trust's yield during the time such expenses are assumed. See "Yield Information" in the Statement of Additional Information for additional information about the methods of calculating these yields.

Investment Objective and Policies

Objective. The Trust is a no-load "money market" fund. It is an open-end, diversified management investment company organized as a Massachusetts business trust in 1979. The Trust's investment objective is to seek maximum current income that is consistent with low capital risk and the maintenance of liquidity. The value of Trust shares is not insured or guaranteed by any government agency. However, shares held in brokerage accounts would be eligible for coverage by the Securities Investor Protection Corporation for losses arising from the insolvency of the brokerage firm. The Trust's shares may be purchased at their net asset value, which will remain fixed at $1.00 per share except under extraordinary circumstances (see "Determination of Net Asset Value Per Share" in the Statement of Additional Information for further information). There can be no assurance, however, that the Trust's net asset value will not vary or that the Trust will achieve its investment objective.

Portfolio Quality/Ratings of Securities. Under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Trust uses the amortized cost method to value its portfolio securities to determine the Trust's net asset value per share. Rule 2a-7 places restrictions on a money market fund's investments. Under the Rule, the Trust may purchase only those securities that the Manager, under procedures approved by the Trust's Board of Trustees, has determined have minimal credit risk and are "Eligible Securities" as defined below.


         An "Eligible Security" is (a) one that has received a rating in one of the two highest short-term rating categories by any two "nationally-recognized statistical rating organizations" (as defined in the Rule) ("Rating Organizations"), or, if only one Rating Organization has rated that security, by that Rating Organization, or (b) an unrated security that is judged by the Manager to be of comparable quality to investments that are "Eligible
Securities" rated by Rating Organizations. The Rule permits the Trust to purchase "First Tier Securities," which are Eligible Securities rated in the highest rating category for short-term debt obligations by at least two Rating Organizations, or, if only one Rating Organization has rated a particular security, by that Rating Organization, or comparable unrated securities. Under the Rule, the Trust may invest only up to 5% of its assets in "Second Tier Securities," which are Eligible Securities that are not "First Tier Securities." In addition to the overall 5% limit on Second Tier Securities, the Trust may not invest more than (i) 5% of its total assets in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or (ii) 1% of its total assets or $1 million (whichever is greater) in Second Tier Securities of any one issuer. The Trust's Board must approve or ratify the purchase of Eligible Securities that are unrated or rated by only one Rating Organization. Additionally, under Rule 2a-7, the Trust must maintain a dollar-weighted average portfolio maturity of no more than 90 days and the remaining maturity of any single portfolio investment may not exceed 397 days. Some of the Trust's existing investment restrictions (which are fundamental policies that may be changed only by shareholder vote) are more restrictive than the provisions of Rule 2a-7. For example, as a matter of fundamental policy, the Trust may not invest in any debt instrument having a maturity in excess of one year from the date of the investment. The Trust's Board has adopted procedures under Rule 2a-7 pursuant to which the Board has delegated to the Manager certain responsibilities, in accordance with the Rule, of conforming the Trust's investments with the requirements of the Rule and those procedures.


         Exhibit A of the Statement of Additional Information contains information on the rating categories of Rating Organizations. Ratings at the time of purchase will determine whether securities may be acquired under the above restrictions. Subsequent downgrades in ratings may require reassessments of the credit risk presented by a security and may require its sale. See "Ratings of Securities" in "Investment Objective and Policies" in the Statement of Additional Information for further details.

Investment Policies and Strategies. The Trust's investment policies and practices are not "fundamental" policies (as defined below, see "Investment Restrictions") unless a particular policy is identified as fundamental. The Board may change non-fundamental investment policies without shareholder approval. The Trust's investment objective is a fundamental policy. In seeking its objective, the Trust may invest in the type of securities listed below and use the following strategies:


         o U.S. Government Securities. The Trust may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, maturing in twelve months or less from the date of purchase.

         o Bank Obligations and Instruments Secured By Them. The Trust may invest in U.S. dollar-denominated certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of: (1) any U.S. bank having total assets at least equal to $1 billion or (2) any foreign bank, if such bank has total assets at least equal to U.S. $1 billion. No more than 25% of the Trust's assets will be invested in securities issued by foreign banks. That limitation does not apply to securities issued by foreign branches of U.S. banks. Investments in securities issued by foreign banks or foreign branches of U.S. banks subject the Trust to certain additional investment risks, including future political and economic developments of the country in which the branch is located, possible imposition of withholding taxes on income payable on the securities, possible seizure of foreign deposits, establishment of exchange control restrictions, or other government regulation. While domestic banks are subject to federal and/or state laws and regulations which, among other things, require specific levels of reserves to be maintained, not all of those laws apply to foreign branches of domestic banks or domestic branches or subsidiaries of foreign banks. For purposes of this section, the term "bank" includes commercial banks, savings banks and savings and loan associations.

         o Commercial Paper and Certain Debt Obligations. The Trust may invest in commercial paper maturing in nine months or less from the date of purchase, or in variable rate notes, variable rate master demand notes or master demand notes (described in "Investment Objective and Policies" in the Statement of Additional Information) that meet the requirements of Rule 2a-7. The Trust may also purchase debt obligations which are Eligible Securities and that either mature within twelve months from the date of purchase or have been called for redemption by the issuer, with such redemption to be effective within one year.


         o Other Obligations. The Trust may purchase obligations other than those listed above if they are: (i) guaranteed as to principal and interest by the U.S. Government or one of its agencies, or by a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Trust (such guaranteed obligations must be due within twelve months or less from the date of purchase), or (ii) subject to repurchase agreements calling for delivery in twelve months or less.


         o Floating Rate/Variable Rate Notes. Some of the notes the Trust may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals of no more than one year. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the prime rate of a bank, or the 91-day U.S. Treasury bill rate. The Trust may purchase these obligations if they have a remaining maturity of one year or less; if their maturity is greater than one year, they may be purchased if they have a demand feature that permits the Trust to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. Such obligations may be secured by bank letters of credit or other credit support arrangements. See "Floating Rate/Variable Rate Obligations" in the Statement of Additional Information for more details.


         o Board Approved Instruments. The Trust may invest in obligations, other than those discussed above, approved by the Trust's Board of Trustees and which are in accordance with the Trust's investment objective, policies and restrictions.

         o Illiquid and Restricted Securities. The Trust will not
purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. This policy includes repurchase agreements maturing in more than seven days and certificates of deposit of $100,000 or less of a domestic bank (including commercial banks, savings banks and savings and loan associations) having total assets of less than $1 billion, if such certificate of deposit is fully insured as to principal by the Federal Deposit Insurance Corporation. This policy does not limit purchases of: (i) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Board of Trustees or by the Manager under Board-approved guidelines, or (ii) commercial paper that may be sold without registration under Section 3(a)(3) or Section 4(2) of the Securities Act of 1933. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Trust's holdings of those securities may be illiquid. If due to changes in relative value, more than 10% of the value of the Trust's net assets consist of illiquid securities, the Manager would consider appropriate steps to protect the Trust's maximum flexibility. There may be undesirable delays in selling illiquid securities at prices representing their fair value. The Trust may invest up to 25% of its net assets in restricted securities, subject to the above 10% limitation on illiquid securities.

         o  Repurchase  Agreements.  The Trust may acquire  securities  that are subject to repurchase agreements in order to generate income while providing liquidity. The Trust's repurchase agreements will be fully collateralized under the requirements of Rule 2a-7. If the vendor fails to pay the agreed-upon repurchase price on the delivery date, the Trust's risks may include any costs of disposing of the collateral, and any loss resulting from any delay in foreclosing on the collateral. The Trust will not enter into a repurchase agreement that will cause more than 10% of the Trust's net assets at the time of purchase to be subject to repurchase agreements maturing in more than seven days. There is no limit on the amount of the Trust's net assets that may be subject to repurchase agreements maturing in seven days or less. See "Repurchase Agreements" in "Investment Objective and Policies" in the Statement of Additional Information for more details.



Investment Restrictions

The Trust has certain investment restrictions which, together with its investment objective, are fundamental policies, which can be changed only by the vote of a "majority" (as defined in the Investment Company Act) of the Trust's outstanding voting securities. Under some of those restrictions, the Trust cannot: (1) invest more than 5% of the value of its total assets in the securities of any one issuer (other than the U.S. Government or its agencies or instrumentalities); (2) purchase more than 10% of the outstanding non-voting securities or more than 10% of the total debt securities of any one issuer; (3) concentrate investments to the extent of 25% of its assets in any industry; however, there is no limitation as to investment in obligations issued by banks, savings and loan associations or the U.S. Government and its agencies or instrumentalities; (4) invest in any debt instrument having a maturity in excess of one year from the date of the investment or, in the case of a debt instrument subject to a repurchase agreement or called for redemption, having a repurchase or redemption date more than one year from the date of the investment; (5) borrow money except as a temporary measure for extraordinary or emergency purposes, and then only up to 10% of the market value of the Trust's assets; the Trust will not make any investment when such borrowing exceeds 5% of the value of its assets; no assets of the Trust may be pledged, mortgaged or assigned to secure a debt; (6) invest more than 5% of the value of its total assets in securities of companies that have operated less than three years, including the operations of predecessors; or (7) make loans, except the Trust may: (i) purchase debt securities, (ii) purchase debt securities subject to repurchase agreements, or (iii) lend its securities as described in the Statement of Additional Information. The percentage restrictions described above and in the Statement of Additional Information apply only at the time of investment and require no action by the Trust as a result of subsequent changes in value of the investments or the size of the Trust. A supplementary list of additional investment restrictions is contained in "Other Investment Restrictions" in the Statement of Additional Information.

APPENDIX

This Appendix is part of the Prospectuses of Centennial Money Market Trust ("Money Market Trust"), Centennial Tax Exempt Trust ("Tax Exempt Trust") and Centennial Government Trust ("Government Trust"), each of which is referred to in this Appendix individually as a "Trust" and collectively are referred to as the "Trusts." Unless otherwise indicated, the information in this Appendix applies to each Trust.


How the Trusts are Managed

Organization and History. The Board of Trustees of each Trust has overall responsibility for the management of that Trust under the laws of Massachusetts governing the responsibilities of trustees of business trusts. "Trustees and Officers" in the Statement of Additional Information identifies the Trustees and officers and provides information about them. Subject to the authority of the Board, the Trusts' investment manager, Centennial Asset Management Corporation (the "Manager"), is responsible for the day-to-day management of each Trust's business, supervises the investment operations of each Trust and the composition of its portfolio and furnishes the Trusts advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to a management agreement (collectively, the "Agreements") with each Trust. Each of the Agreements sets forth the fees paid by the Trust to the Manager and the expenses that the Trust is responsible to pay.

         The Trust's shares are of one class, are transferrable without restriction and have equal rights and privileges. Each share of each Trust represents an interest in that Trust equal to the interest of each other share of the Trust and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to a shareholder vote. The Trustees may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Trust. Shares do not have cumulative voting rights or conversion, preemptive or subscription rights. Shares of each Trust have equal liquidation rights as to the assets of that Trust. (Each Trust's Board of Trustees is empowered to issue additional classes or series of shares of that Trust, which may have separate assets and liabilities.)

         The Trusts will not normally hold annual meetings of the
shareholders. The Trusts may hold shareholder meetings from time to time on important matters and shareholders have the right to call a meeting to remove a Trustee or take other action described in the Declaration of Trust. Under certain principles governing business trusts, shareholders may be held personally liable as "partners" for the Trust's obligations. However, the risk of a shareholder incurring any financial loss is limited to the relatively remote circumstances in which the Trust is unable to meet its obligations. See "Additional Information" in the Statement of Additional Information for details.

The Manager and Its Affiliates. The Manager, a wholly-owned subsidiary of OppenheimerFunds, Inc. ("OFI"), has operated as an investment adviser since 1978. The Manager and its affiliates currently advise U.S. investment companies with assets aggregating over $50 billion as of June 30, 1996, and having more than 3 million shareholder accounts. OFI is wholly owned by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of OFI and the Manager, and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company which also advises pension plans and investment companies.

         o Fees and Expenses. The management fee is payable monthly to the Manager under the terms of each Trust's Agreement and is computed on the average annual net assets of the respective Trust as of the close of business each day. The annual rates applicable to Tax Exempt Trust and Government Trust are as follows: 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; and 0.40% of net assets in excess of $1 billion. The annual rates applicable to Money Market Trust are as follows: 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; and 0.40% of net assets in excess of $1.0 billion. Independently of the Money Market Trust's Agreement, the Manager has voluntarily agreed to waive a portion of the management fee otherwise payable to it. This voluntary expense assumption is described in the Statement of Additional Information. Furthermore, under Tax Exempt Trust's Agreement, when the value of Tax Exempt Trust's net assets is less than $1.5 billion, the annual fee payable to the Manager shall be reduced by $100,000 based on average net assets computed daily and paid monthly at the annual rates, but in no event shall the annual fee be less than $0. See the Statement of Additional Information for an explanation of the Manager's reimbursement arrangement for the Trusts set forth in their Agreements. "Investment Management Services" in the Statement of Additional Information contains more complete information about the Agreements, including a discussion of expense arrangements, and a description of the exculpation provisions and portfolio transactions.

         o The Custodian. The Custodian of the assets of the Trusts is Citibank, N.A. The Manager and its affiliates presently have banking relationships with the Custodian. See "Additional Information" in the Statement of Additional Information for further information. Each Trust's cash balances in excess of $100,000 held by the Custodian are not protected by Federal deposit insurance. Such uninsured balances may at times be substantial. The foregoing rating restrictions under Rule 2a-7 described under "Investment Objectives and Policies" do not apply to banks in which a Trust's cash is kept.

         o The Transfer Agent. Shareholder Services, Inc., a subsidiary of OFI, acts as Transfer Agent and shareholder servicing agent for the Trusts and the other mutual funds advised by the Manager, on an at-cost basis. The fees to the Transfer Agent do not include payments for any services of the type paid, or to be paid, by the Trusts to the Distributor and to Recipients under the Service Plan (see "Service Plan"). Direct shareholders should direct any inquiries regarding the Trusts to the Transfer Agent at the address and toll-free phone number on the back cover. Program participants should direct any inquiries regarding the Trust to their broker.


How to Buy Shares


Shares of each Trust may be purchased at their offering price, which is net asset value per share, without sales charge. The net asset value will remain fixed at $1.00 per share, except under extraordinary circumstances (see "Determination of Net Asset Value Per Share" in the Statement of Additional Information for further details). There can be no guarantee that any Trust will maintain a stable net asset value of $1.00 per share. Centennial Asset Management Corporation, which also acts as the distributor for each Trust (and in that capacity is referred to as the "Distributor"), may in its sole discretion accept or reject any order for purchase of a Trust's shares.
OppenheimerFunds Distributor, Inc. ("OFDI"), an affiliate of the Distributor, acts as the sub-distributor for each Trust (the "Sub-Distributor").


         The minimum  initial  investment  is $500  ($2,500 if by Federal  Funds wire), except as otherwise described in this Prospectus. Subsequent purchases must be in amounts of $25 or more, and may be made through authorized dealers or brokers or by forwarding payment to the Distributor at P.O. Box 5143, Denver, Colorado 80217, with the name(s) of all account owners, the account number and the name of the Trust. The minimum initial and subsequent purchase requirements are waived on purchases made by reinvesting dividends from any of the "Eligible Funds" listed in "Exchange of Shares" in the Statement of Additional Information or by reinvesting distributions from unit investment trusts for which reinvestment arrangements have been made with the Distributor. Under an Automatic Investment Plan or military allotment plan, initial and subsequent investments must be at least $25. No share certificates will be issued unless specifically requested in writing by an investor or the dealer or broker.


         Each Trust intends to be as fully invested as practicable to maximize its yield. Therefore, dividends will accrue on newly- purchased shares only after the Distributor accepts the purchase order at its address in Denver, Colorado, on a day the New York Stock Exchange is open (a "regular business day"), under one of the methods of purchasing shares described below. The purchase will be made at the net asset value next determined after the Distributor accepts the purchase order.


         Each Trust's net asset value per share is determined twice each regular business day, at 12:00 Noon and the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days (all references to time in this Prospectus mean New York time), by dividing the net assets of the Trust by the total number of its shares outstanding. Each Trust's Board of Trustees has established procedures for valuing the Trust's assets, using the amortized cost method as described in "Determination of Net Asset Value Per Share" in the Statement of Additional Information.

         Dealers and brokers who process orders for a Trust's shares on behalf of their customers may charge a fee for this service. That fee can be avoided by purchasing shares directly from a Trust. The Distributor, in its sole discretion, may accept or reject any order for purchases of the Trust's shares. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Trustees whenever the Board judges it in the best interest of a Trust to do so.

Purchases Through Automatic Purchase and Redemption Programs

Shares of each Trust are available under Automatic Purchase and Redemption Programs ("Programs") of broker-dealers that have entered into agreements with the Distributor for that purpose. Broker-dealers whose clients participate in such Programs will invest the "free cash balances" of such client's Program account in shares of the Trust selected as the primary Trust by the client for the Program account. Such purchases will be made by the broker-dealer under the procedures described in "Guaranteed Payment," below. The Program may have minimum investment requirements established by the broker-dealer. The description of the Program provided by the broker-dealer should be consulted for details, and all questions about investing in, exchanging or redeeming shares of a Trust through a Program should be directed to the broker-dealer.

Direct Purchases


An investor (who is not a program participant, a "direct shareholder") may directly purchase shares of the Trusts through any broker or dealer which has a sales agreement with the Distributor or the Sub-Distributor. There are two ways to make a direct initial investment: either (1) complete a Centennial Funds New Account Application and mail it with payment to the Distributor at P.O. Box 5143, Denver, Colorado 80217 (if no dealer is named in the Application, the Sub-Distributor will act as the dealer), or (2) order the shares through your dealer or broker. Purchases made by Application should have a check enclosed, or payment may be made by one of the alternative means described below.


Payment by Check. Orders for shares purchased by check in U.S. dollars drawn on a U.S. bank will be effected on the regular business day on which the check (and the purchase application, if the account is new) is accepted by the Distributor. Dividends will begin to accrue on such shares the next regular business day after the purchase order is accepted. For other checks, the shares will not be purchased until the Distributor is able to convert the purchase payment to Federal Funds, and dividends will begin to accrue on such shares on the next regular business day.

Payment by Federal Funds Wire. Shares of each Trust may be purchased by direct shareholders by Federal Funds wire. The minimum investment by wire is $2,500. The investor must first call the Distributor's Wire Department at 1-800-852-8457 to notify the Distributor of the transmittal of the wire and to order the shares. The investor's bank must wire the Federal Funds to Citibank, N.A., ABA No. 0210-0008-9, for credit to Concentration Account No. 3737-5674 (Centennial Money Market Trust or Centennial Tax Exempt Trust) or Concentration Account No. 3741-9796 (Centennial Government Trust), for further credit to the following account numbers for the respective Trust: (i) Centennial Money Market Trust Custodian Account No. 099920, (ii) Centennial Government Trust Custodian Account No. 099975, or (iii) Centennial Tax Exempt Trust Custodian Account No. 099862.

         The wire must state the investor's name. Shares will be purchased on the regular business day on which the Federal Funds are received by Citibank, N.A. (the "Custodian") prior to the close of The New York Stock Exchange (which is normally 4:00 P.M. but may be earlier on some days) and the Distributor has received and accepted the investor's notification of the wire order prior to the close of The New York Stock Exchange. Those shares will be purchased at the net asset value next determined after receipt of the Federal Funds and the order. Dividends on newly purchased shares will begin to accrue on the purchase date if the Federal Funds and order for the purchase are received and accepted by 12:00 Noon. Dividends will begin to accrue on the next regular business day if the Federal Funds and purchase order are received and accepted between 12:00 Noon and the close of The New York Stock Exchange. The investor must also send the Distributor a completed Application when the purchase order is placed to establish a new account.

Guaranteed Payment. Broker-dealers with sales agreements with the Distributor (including broker-dealers who have made special arrangements with the Distributor for purchases for Program accounts) may place purchase orders with the Distributor for purchases of a Trust's shares prior to 12:00 Noon on a regular business day, and the order will be effected at the net asset value determined at 12:00 Noon that day if the broker-dealer guarantees that payment for such shares in Federal Funds will be received by the Trust's Custodian prior to 2:00 P.M. on the same day. Dividends on such shares will begin to accrue on the purchase date. If an order is received between 12:00 Noon and the close of The New York Stock Exchange on a regular business day with the broker- dealer's guarantee that payment for such shares in Federal Funds will be received by the Trust's Custodian by the close of the Exchange on the next regular business day, the order will be effected at the close of the Exchange on the day the order is received, and dividends on such shares will begin to accrue on the next regular business day the Federal Funds are received by the required time. If the broker-dealer guarantees that the Federal Funds payment will be received by the Trust's Custodian by 2:00 P.M. on a regular business day on which an order is placed for shares after 12:00 Noon, the order will be effected at the close of the Exchange that day and dividends will begin to accrue on such shares on the purchase date.

Automatic Investment Plans. Direct investors may purchase shares of a Trust automatically. Automatic Investment Plans may be used to make regular monthly investments ($25 minimum) from the investor's account at a bank or other financial institution. To establish an Automatic Investment Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Automatic Investment Plan payments are subject to the redemption restrictions for recent purchases described in "How to Redeem Shares." The amount of the Automatic Investment Plan payment may be changed or the automatic investments terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after receipt of such instructions to implement them. The Trusts reserve the right to amend, suspend, or discontinue offering Automatic Investment Plans at any time without prior notice.


Service Plan


Each Trust has adopted a Service Plan (the "Plan") under Rule 12b-1 of the Investment Company Act pursuant to which the Trust will reimburse the
Distributor for all or a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Trust shares. The Distributor will use all the fees received from the Trust to compensate dealers, brokers, banks, or other financial institutions ("Recipients") each quarter for providing personal service and maintenance of accounts that hold Trust shares. The services to be provided by Recipients under each Plan include, but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Trust, providing such customers with information on their investment in Trust shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Trust, making the Trust's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Trust may reasonably request. Plan payments by the Trust to the Distributor will be made quarterly in the amount of the lesser of: (i) 0.05% (0.20% annually) of the net asset value of the Trust, computed as of the close of each business day or (ii) the Distributor's actual distribution expenses for that quarter of the type approved by the Board. Each Trust may make monthly payments to the Distributor (and the Distributor to Recipients) in any month where Trust assets held by a Recipient for itself or on behalf of its customers in that month exceed $200 million. Any unreimbursed expenses incurred for any quarter by the Distributor may not be recovered in later periods. The Plan has the effect of increasing annual expenses of each Trust by up to 0.20% of average annual net assets from what its expenses would otherwise be. In addition, the Manager may, under the Plan, from time to time from its own resources (which may include the profits derived from the advisory fee it receives from the Trusts), make payments to Recipients for distribution, administrative and accounting services performed by Recipients. For further details, see "Service Plan" in the Statement of Additional Information.

How to Sell Shares


Program Participants


A Program participant may redeem shares in the Program by writing checks as described below, or by contacting the dealer or broker. A Program participant may also arrange for "Expedited Redemptions," as described below, only through his or her dealer or broker.


Shares of the Trusts Owned Directly

Shares of the Trusts owned by a shareholder directly (not through a Program) (a "direct shareholder"), may be redeemed in the following ways:


Regular Redemption Procedure. To redeem some or all shares in an account (whether or not represented by certificates) under the Trust's regular redemption procedures, a direct shareholder must send the following to the Transfer Agent for the Trust, Shareholder Services, Inc., P.O. Box 5143, Denver, Colorado 80217 [send courier or express mail deliveries to 10200 E. Girard Avenue, Building D, Denver, Colorado 80231]: (1) a written request for redemption signed by all registered owners exactly as the shares are registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of the signatures of all registered owners on the redemption request or on the endorsement on the share certificate or accompanying stock power, by a U.S. bank, trust company, credit union or savings association, or a foreign bank having a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, registered securities association or clearing agency; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, guardians, or from Individual Retirement Accounts ("IRAs") or other retirement plans, or if the redemption is requested by anyone other than the shareholder(s) of record. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record, to be sent to the address of record for that account. Transfers of shares are subject to similar requirements. To avoid delay in redemptions or transfers, shareholders having questions about these requirements should contact the Transfer Agent in writing or by calling 1-800-525-9310 before submitting a request. From time to time the Transfer Agent in its discretion may waive any or certain of the foregoing requirements in particular cases. Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form.

Expedited Redemption Procedure. In addition to the regular redemption procedure set forth above, direct shareholders whose shares are not represented by certificates may arrange to have redemption proceeds of $2,500 or more wired in Federal Funds to a designated commercial bank if the bank is a member of the Federal Reserve wire system. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The account number of the designated financial institution and the bank ABA number must be supplied to the Transfer Agent on the Application or dealer settlement instructions establishing the account or may be added to existing accounts or changed only by signature-guaranteed instructions to the Transfer Agent from all shareholders of record. Such redemption requests may be made by telephone, wire or written instructions to the Transfer Agent. The wire for the redemption proceeds of shares redeemed prior to 12:00 Noon normally will be transmitted by the Transfer Agent to the shareholder's designated bank account on the day the shares are redeemed (or, if that day is not a bank business day, on the next bank business day). Shares redeemed prior to 12:00 Noon do not earn dividends on the redemption date. The wire for the redemption proceeds of shares redeemed between 12:00 Noon and the close of The New York Stock Exchange, which is normally 4:00 P.M., but may be earlier on some days, normally will be transmitted by the Transfer Agent to the shareholder's designated bank account on the next bank business day after the redemption. Shares redeemed between 12:00 Noon and the close of the Exchange earn dividends on the redemption date. See "Purchase, Redemption and Pricing of Shares" in the Statement of Additional Information for further details.

Check Writing. Upon request, the Transfer Agent will provide any direct shareholder of the Trusts or any Program participant whose shares are not represented by certificates, with forms of drafts ("checks") payable through a bank selected by the Trust (the "Bank"). Checks may be made payable to the order of anyone in any amount not less than $250, and will be subject to the Bank's rules and regulations governing checks. Program participants' checks will be payable from the primary account designated by the Program participant. The Transfer Agent will arrange for checks written by direct shareholders to be honored by the Bank after obtaining a specimen signature card from the shareholder(s). Program participants must arrange for Check Writing through their brokers or dealers. If a check is presented for an amount greater than the account value, it will not be honored. Shareholders of joint accounts may elect to have checks honored with a single signature. Checks issued for one Trust account must not be used if the shareholder's account has been transferred to a new account or if the account number or registration has changed. Shares purchased by check or Automatic Investment Plan payments within the prior 10 days may not be redeemed by Check Writing. A check that would require redemption of some or all of the shares so purchased is subject to non-payment. The Bank will present checks to the Trust to redeem shares to cover the amount of the check. Checks may not be presented for cash payment at the offices of the Bank or the Trust's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Trust reserves the right to amend, suspend, or discontinue Check Writing privileges at any time without prior notice.


Telephone Redemptions. Direct shareholders of the Trusts may redeem their shares by telephone by calling the Transfer Agent at 1-800-
852-8457.  This procedure for telephone redemptions is not
available to Program participants. Proceeds of telephone redemptions will be paid by check payable to the shareholder(s) of record and sent to the address of record for the account. Telephone redemptions are not available within 30 days of a change of the address of record. Up to $50,000 may be redeemed by telephone, in any seven day period. The Transfer Agent may record any calls.
Telephone  redemptions  may  not  be  available  if  all  lines  are  busy,  and shareholders would have to use the Trusts' regular redemption procedures described above. Telephone redemption privileges are not available for newly-purchased (within the prior 10 days) shares or for shares represented by certificates. Telephone redemption privileges apply automatically to each direct shareholder and the dealer representative of record unless the Transfer Agent receives cancellation instructions from a shareholder of record. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.

Automatic Withdrawal Plans. Direct shareholders of the Trusts can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan.
Shares will be redeemed as of the close of The New York Stock Exchange, three days prior to the date requested by the shareholder for receipt of the payment. The Trusts cannot guarantee receipt of payment on the date requested and reserve the right to amend, suspend or discontinue offering such Plan at any time without prior notice. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. For further details, see the "Automatic Withdrawal Plan Provisions" included as Exhibit C in the Statement of Additional Information.


Retirement Plans Holding Shares of Government Trust and Money
Market Trust


Requests for distributions from OppenheimerFunds-sponsored Individual Retirement Accounts ("IRAs"), 403(b)(7) custodial plans, or pension or profit-sharing plans of direct shareholders for which the Manager or its affiliates act as sponsors should be addressed to "Bank of Boston c/o Shareholder Services, Inc." at the address listed on the cover, and must: (i) state the reason for distribution;
(ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Trust's requirements for regular redemptions discussed above. Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans may not directly request redemption of their accounts. The employer or plan administrator must sign the request. Distributions from such plans are subject to additional requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code of 1986, as amended, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Trustee, the Trusts, the Manager, the Distributor and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any penalties assessed.

General Information on Redemptions


The redemption price will be the net asset value per share of the applicable Trust next determined after the receipt by the Transfer Agent of a request in proper form. Under certain unusual circumstances, the Board of Trustees of Tax Exempt Trust may involuntarily redeem small accounts (valued at less than $500). Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or may set requirements for permission to allow the shareholder to increase the investment so that the shares would not be involuntarily redeemed. The Board of Trustees of Tax Exempt Trust may also involuntarily redeem shares in amounts sufficient to reimburse the Trust or the Distributor for any loss due to cancellation of a share purchase order. Under the Internal Revenue Code, the Trusts may be required to impose "backup" withholding of Federal income tax at the rate of 31% from any taxable dividends and distributions (including exchanges) the Trust may make if the shareholder has not furnished the Trust with a certified taxpayer identification number or has not complied with provisions of the Internal Revenue Code relating to reporting dividends.


         Payment for redeemed shares is made ordinarily in cash and forwarded within seven days of the Transfer Agent's receipt of redemption instructions in proper form, except under unusual circumstances as determined by the Securities and Exchange Commission. For accounts registered in the name of a broker-dealer, payment will be forwarded within three business days. The Transfer Agent may delay forwarding a redemption check for recently-purchased shares only until the purchase check has cleared, which may take up to 10 or more days from the purchase date. Such delay may be avoided if the shareholder arranges telephone or written assurance satisfactory to the Transfer Agent from the bank on which the purchase payment was drawn, or by purchasing shares by Federal Funds wire, as described above. The Trust makes no charge for redemption. Dealers or brokers may charge a fee for handling redemption transactions, but such fee can be avoided by direct shareholders by requesting the redemption directly through the Transfer Agent. Under certain circumstances, the proceeds of redemption of shares of a Trust acquired by exchange of shares of Eligible Funds that were purchased subject to a contingent deferred sales charge ("CDSC") may be subject to the CDSC (see "Exchange Privilege" below).

Exchanges of Shares


Exchange Privilege. Shares of each of the Trusts held under Programs may be exchanged for shares of Centennial Money Market Trust, Centennial Government Trust, Centennial Tax Exempt Trust, Centennial California Tax Exempt Trust and Centennial New York Tax Exempt Trust if available for sale in the shareholder's state of residence only by instructions of the broker.


         Shares of the Trusts may, under certain conditions, be exchanged by direct shareholders for Class A shares of certain Oppenheimer funds. A list of the Oppenheimer funds currently available for exchange is included in the Statement of Additional Information. That list can change from time to time. (The funds included on the list are collectively referred to as "Eligible Funds"). There is an initial sales charge on the purchase of Class A shares of each Eligible Fund except the Money Market Funds (as defined in the Statement of Additional Information). Under certain circumstances described below, redemption proceeds of Money Market Fund shares may be subject to a CDSC.


         Shares of the Trusts and of the other Eligible Funds may be exchanged at net asset value, if all of the following conditions are met: (1) shares of the fund selected for exchange are available for sale in the shareholder's state of residence; (2) the respective prospectuses of the funds whose shares are to be exchanged and acquired offer the Exchange Privilege to the investor; (3) newly-purchased shares (by initial or subsequent investment) are held in an account for at least seven days prior to the exchange; and (4) the aggregate net asset value of the shares surrendered for exchange into a new account is at least equal to the minimum investment requirements of the fund whose shares are to be acquired.


         In addition to the conditions stated above, shares of Eligible Funds may be exchanged for shares of any Money Market Fund; shares of any Money Market Fund held by direct shareholders (including the Trusts) purchased without a sales charge may be exchanged for shares of Eligible Funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Eligible Funds subject to a CDSC); and shares of a Trust acquired by reinvestment of dividends and distributions from any Eligible Fund, except Oppenheimer Cash Reserves, or from any unit investment trust for which reinvestment arrangements have been made with the Distributor or Sub-Distributor may be exchanged at net asset value for shares of any Eligible Fund. The redemption proceeds of shares of a Trust acquired by exchange of Class A shares of an Eligible Fund purchased subject to a CDSC, that are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged shares, will be subject to the CDSC as described in the prospectus of that other eligible fund; in determining whether the CDSC is payable, shares of the Trust not subject to the CDSC are redeemed first, including shares purchased by reinvestment of dividends and capital gains distributions from any Eligible Fund or shares of the Trust acquired by exchange of shares of Eligible Funds on which a front-end sales charge was paid or credited, and then other shares are redeemed in the order of purchase.

How to Exchange Shares. An exchange may be made by direct shareholders by submitting an Exchange Authorization Form to the Transfer Agent, signed by all registered owners. In addition, direct shareholders of the Trusts may exchange shares of a Trust for shares of any Eligible Fund by telephone exchange instructions to the Transfer Agent by a shareholder or the dealer representative of record for an account. The Trusts may modify, suspend or discontinue this exchange privilege at any time. Although the Trust will attempt to provide you notice whenever reasonably able to do so, it may impose these changes at any time. The Trusts reserve the right to reject written requests submitted in bulk on behalf of more than one account. Exchange requests must be received by the Transfer Agent by the close of The New York Stock Exchange on a regular business day to be effected that day. The number of shares exchanged may be less than the number requested if the number requested would include shares subject to a restriction cited above or shares covered by a certificate that is not tendered with such request. Only the shares available for exchange without restriction will be exchanged.


Telephone Exchanges. Direct shareholders may place a telephone exchange request by calling the Transfer Agent at 1-800-852-8457. Telephone exchange calls may be recorded by the Transfer Agent. Telephone exchanges are subject to the rules described above. By exchanging shares by telephone, the shareholder is acknowledging receipt of a prospectus of the fund to which the exchange is made and that for full or partial exchanges, any special account features such as Automatic Investment Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is otherwise instructed. Telephone exchange privileges automatically apply to each direct shareholder of record and the dealer representative of record unless and until the Transfer Agent receives written instructions from a shareholder of record canceling such privileges. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner. The Transfer Agent has adopted reasonable procedures relating to all shareholder telephone transactions. These include confirming that telephone instructions are genuine by requiring callers to provide tax identification number(s) and other account data, recording calls and confirming such transactions in writing. If the Transfer Agent does not use such procedures, it may be liable for losses due to unauthorized transactions, but otherwise neither it nor any Trust will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. The Transfer Agent reserves the right to require shareholders to confirm, in writing, telephone transaction privileges for an account. Shares acquired by telephone exchange must be registered exactly as the account from which the exchange was made. Certificated shares are not eligible for telephone exchange. If all telephone exchange lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request telephone exchanges and would have to submit written exchange requests.


General Information on Exchanges. Shares to be exchanged are redeemed on the day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"), as of the close of The New York Stock Exchange, which is normally 4:00 P.M., but may be earlier some days. Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to seven business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. Each Trust in its discretion reserves the right to refuse any exchange request that will disadvantage it.


         The Eligible Funds have different investment objectives and policies. Each of those funds imposes a sales charge on purchases of Class A shares except the Money Market Funds. For complete information, including sales charges and expenses, a prospectus of the fund into which the exchange is being made should be read prior to an exchange. Dealers and brokers who process exchange orders on behalf of their customers may charge for their services. Direct shareholders may avoid those charges by requesting the Trust directly to exchange shares. For Federal tax purposes, an exchange is treated as a redemption and purchase of shares.

Retirement Plans

The Distributor has available for direct shareholders who purchase shares of Government Trust and Money Market Trust: (i) individual retirement accounts
(IRAs), including Simplified Employee Pension Plans (SEP IRAs); (ii) prototype pension and profit-sharing plans for corporations and self-employed individuals; and (iii) Section 403(b)(7) custodial plans for employees of public educational institutions and organizations of the type described in Section 501(c)(3) of the Internal Revenue Code. The minimum initial IRA, SEP IRA, pension or profit-sharing plan investment is normally $250. The minimum initial 403(b)(7) plan investment is $25. For further details, including the administrative fees, the appropriate retirement plan should be requested from the Distributor. Retirement plans are not available to direct shareholders who purchase shares of Tax Exempt Trust. The Trusts reserve the right to discontinue offering their shares to such plans at any time without prior notice.

Dividends, Distributions and Taxes

This discussion relates solely to Federal tax laws and is not exhaustive; a qualified tax adviser should be consulted. Dividends and distributions may be subject to Federal, state and local taxation. Information about the possible applicability of the

Alternative Minimum Tax to Tax Exempt Trust's dividends and distributions is contained in "Investment Objective and Policies Private Activity Municipal Securities" in the Statement of Additional Information of Tax Exempt Trust. The Appendix to the Statement of Additional Information contains a further discussion of tax matters affecting the Trusts and their distributions.

Dividends and Distributions. Each Trust intends to declare all of its net income, as defined below, as dividends on each regular business day and to pay dividends monthly. Dividends will be payable to shareholders as described above in "How To Buy Shares." Dividends accumulated since the prior payment will be reinvested in full and fractional shares of the respective Trust at net asset value on the third Thursday of each calendar month. If a shareholder redeems all shares at any time during a month, the redemption proceeds include all dividends accrued up to the redemption date for shares redeemed prior to 12:00 Noon, and include all dividends accrued through the redemption date for shares redeemed between 12:00 Noon and the close of The New York Stock Exchange. Program participants may receive cash payments by asking the broker to redeem shares.

          All dividends and capital gains distributions for the accounts of Program participants are automatically reinvested in additional shares of the Trust selected. Dividends and distributions payable to direct shareholders of the Trusts will also be automatically reinvested in shares of the respective Trust at net asset value, on the third Thursday of each calendar month, unless the shareholder asks the Transfer Agent in writing to pay dividends and distributions in cash or to reinvest them in another Eligible Fund, as described in "Dividend Reinvestment in Another Fund" in the Statement of Additional Information. That notice must be received prior to the record date for a dividend to be effective as to that dividend. Dividends, distributions and the proceeds of redemptions of Trust shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be reinvested in shares of the respective Trust, as promptly as possible after the return of such check to the Transfer Agent to enable the investor to earn a return on otherwise idle funds.

         Participants in an A.G. Edwards & Sons, Inc. Cash Convenience Account Program (other than those whose Account is an Individual Retirement Account) holding shares of Tax Exempt Trust or Government Trust will receive account statements five times a year, at the end of March, May, August, October and December, if the only activity in their account during that period is the automatic reinvestment of dividends.

         Under the terms of a Program, a broker-dealer may pay out the value of some or all of a Program participant's Trust shares prior to redemption of such shares by the Trust. In such cases, the shareholder will be entitled to dividends on such shares only up to and including the date of such payment. Dividends on such shares accruing between the date of payment and the date such shares are redeemed by the Trusts will be paid to the broker-dealer. Program participants should discuss these arrangements with their broker-dealer.


         A Trust's net investment income for dividend purposes consists of all interest accrued on portfolio assets, less all expenses of the Trust for such period. Distributions from net realized gains on securities, if any, will be paid at least once each year, and may be made more frequently in compliance with the Internal Revenue Code and the Investment Company Act. Long-term capital gains, if any, will be identified separately when tax information is distributed. No Trust will make any distributions from net realized securities gains unless capital loss carry forwards, if any, have been used or have expired. Receipt of tax-exempt income must be reported on the taxpayer's Federal income tax return. To effect its policy of maintaining a net asset value of $1.00 per share, each Trust, under certain circumstances, may withhold dividends or make distributions from capital or capital gains. The Statement of Additional Information describes how dividends and distributions received by direct shareholders of the Trusts may be reinvested in shares of any Eligible Fund at net asset value.

Tax Status of Money Market Trust's and Government Trust's Dividends and Distributions. Dividends paid by these Trusts derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested. If either Trust has net realized long-term capital gains in a fiscal year, it may pay an annual "long-term capital gains distribution," which will be so identified when paid and when tax information is distributed. Long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested, regardless of how long Trust shares have been held. Income from securities issued by the U.S. Government may be exempt from income taxation by various states. The Government Trust will advise shareholders of the percentage of its income earned on federal obligations. Rules vary by state regarding the state taxability of dividends paid by either Trust. You should consult your tax advisor to determine proper tax treatment of dividends paid by the Trusts.

Tax Status of Tax Exempt Trust's Dividends and Distributions. This Trust intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders and did so qualify during its last fiscal year. Exempt-interest dividends which are derived from net investment income earned by the Trust on Municipal Securities will be excludable from gross income of shareholders for Federal income tax purposes. Net investment income includes the allocation of amounts of income from the Municipal Securities in the portfolio of the Trust which is excludable from gross income for Federal individual income tax purposes, less expenses. Expenses are accrued daily. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends made during the calendar year. Such designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Trust's income that was tax-exempt for a given period. Although from time to time a portion of the exempt-interest dividends paid by the Trust may be an item of tax preference for shareholders subject to the alternative minimum tax, all of the dividends (excluding distributions) paid by the Trust during the calendar year ended December 31, 1995 were exempt from Federal income taxes. The net amount of any income on Municipal Securities subject to the alternative minimum tax will be identified when tax information is distributed by the Trust. The Trust will report annually to shareholders the percentage of interest income it received during the preceding year on Municipal Securities. Receipt of tax-exempt income must be reported on the taxpayer's Federal income tax return. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax.

         A Trust shareholder treats a dividend as a receipt of ordinary income (whether paid in cash or reinvested in additional shares) if derived from net interest income earned by the Trust from one or more of: (i) certain taxable temporary investments (such as certificates of deposit, commercial paper, obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements), (ii) income from securities loans, or (iii) an excess of net short-term capital gains over net long-term capital losses.

Additionally, all or a portion of the Trust's exempt-interest dividends may be a component of the "adjusted current earnings" preference item under the Federal corporate alternative minimum tax.


         Under the Internal Revenue Code, interest on loans to purchase shares of the Trust may not be deducted for Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Furthermore, under Section 147(a) of the Internal Revenue Code, persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds or Private Activity Municipal Securities should refer to "Private Activity Municipal Securities" in the Statement of Additional Information of Tax Exempt Trust and should consult their own tax advisers before purchasing shares. No investigation as to the users of the facilities financed by such bonds is made by the Tax Exempt Trust.

Tax Status of the Trusts. If a Trust qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. Each Trust qualified during its last fiscal year and intends to qualify in the current and future fiscal years, while reserving the right not to qualify. However, the Internal Revenue Code contains a number of complex tests relating to such qualification that a Trust might not meet in any particular year. If a Trust does not qualify, it would be treated for Federal tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders. Tax Exempt Trust would then be unable to pay "exempt-interest dividends" as discussed before. Dividends paid by any Trust will not be eligible for the dividends-received deduction for corporations. For information as to "backup" withholding on taxable dividends, see "How to Sell Shares," above.

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made such information and representations must not be relied upon as having been authorized by the respective Trust, the Manager, the Distributor or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.



Investment Adviser and Distributor
Centennial Asset Management Corporation
3410 South Galena Street
Denver, Colorado 80231

Transfer Agent and Shareholder Servicing Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217-5143
1-800-525-9310

Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202-3942


Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
The Colorado State Bank Building
1600 Broadway - Suite 1480
Denver, Colorado 80202

Centennial Money Market Trust

3410 South Galena Street, Denver, Colorado 80231
1-800-525-9310


Statement of Additional Information dated November 1, 1996

         This Statement of Additional Information is not a Prospectus. This document contains additional information about the Trust and supplements information in the Prospectus dated November 1, 1996. It should be read together with the Prospectus which may be obtained by writing to the Trust's Transfer Agent, Shareholder Services, Inc. at P.O. Box 5143, Denver, Colorado 80217- 5143 or by calling the Transfer Agent at the toll-free number shown above.


Contents                                                                 Page
Investment Objective and Policies.........................................2
Other Investment Restrictions.............................................4

Appendix
     Trustees and Officers................................................ A-1
     Investment Management Services........................................A-5
     Service Plan..........................................................A-8
     Purchase, Redemption and Pricing of Shares............................A-9
     Exchange of Shares....................................................A-12
     Yield Information.....................................................A-13
     Additional Information................................................A-14
     Independent Auditors' Report..........................................A-16
     Financial Statements..................................................A-17
      Exhibit A:   Description of Securities Ratings.......................A-37
      Exhibit B:   Industry Classifications................................A-41
      Exhibit C:   Automatic Withdrawal Plan Provisions....................A-43


Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Trust are described in the Prospectus. Set forth below is supplemental information about those policies. Certain capitalized terms used in this Statement of Additional Information are defined in the Prospectus.


         The Trust will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Trust may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value. Conversely, should interest rates decrease after a security is purchased, its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Trust since the Trust does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. To a limited degree, the Trust may engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other considerations, the Trust believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the Trust may realize a capital gain or loss.

Bank Obligations. The Trust may invest in the bank obligations described in the Prospectus. In addition, the Trust may invest in certificates of deposit of $100,000 or less of a domestic bank, regardless of asset size, if such certificate of deposit is fully insured as to principal by the Federal Deposit Insurance Corporation. At no time will the Trust hold more than one certificate of deposit from any such bank. Because of the limited marketability of such certificates of deposit, no more than 10% of the Trust's net assets will be invested in certificates of deposit of $100,000 or less of a bank having total assets less than $1 billion.

U.S. Government Securities. Obligations of certain U.S. Government agencies and instrumentalities may not be guaranteed or supported by the full faith and credit of the United States. Some obligations are backed only by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase the agency's obligations; while still others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the Trust must look to the agency issuing or guaranteeing the obligation for repayment and may not be able to assert a claim against the United States if the agency does not meet its commitments. The Trust will invest in securities of such instrumentalities only when the Trust's investment manager, Centennial Asset Management Corporation (the "Manager"), is satisfied that the credit risk with respect to the instrumentality is minimal.

Floating Rate/Variable Rate Obligations. The Trust may invest in instruments with floating or variable interest rates. The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard, and is adjusted automatically each time such market rate is adjusted. The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as the PSA Municipal Swap Index or the J.J. Kenney Index, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also bases on a stated prevailing market rate but is adjusted automatically at a specified interval of no less than one year. Some variable rate or floating rate obligations in which the Trust may invest have a demand feature entitling the holder to demand payment at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest at any time, or at specified intervals not exceeding one year. These notes may or may not be backed by bank letters of credit. Variable rate demand notes may include master demand notes discussed below. The Manager, on behalf of the Trust, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate obligations in the Trust's portfolio.


Master Demand Notes. A master demand note is a corporate obligation that permits the investment of fluctuating amounts by the Trust at varying rates of interest pursuant to direct arrangements between the Trust, as lender, and the corporate borrower that issues the note. These notes permit daily changes in the amounts borrowed. The Trust has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note at any time without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable and thus immediately repayable by the borrower at face value, plus accrued interest, at any time. Accordingly, the Trust's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In evaluating the master demand note arrangements, the Manager considers the earning power, cash flow, and other liquidity ratios of the issuer. Master demand notes are not typically rated by credit rating agencies. If they are not rated, the Trust may invest in them only if, at the time of an investment, they are Eligible Securities. The Manager will continuously monitor the borrower's financial ability to meet all of its obligations because the Trust's liquidity might be impaired if the borrower were unable to pay principal and interest on demand.

Repurchase Agreements. In a repurchase transaction, the Trust acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion or a broker-dealer with a net capital of at least $50 million and which has been designated a primary dealer in government securities). The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Trust's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Loans of Portfolio Securities. To attempt to increase its income for liquidity purposes, the Trust may lend its portfolio securities to qualified borrowers (other than in repurchase transactions) if the loan is collateralized in accordance with applicable regulatory requirements, and if, after any loan, the value of the securities loaned does not exceed 25% of the value of the Trust's total assets. The Trust will not enter into any securities lending agreements having a duration of greater than one year. Any securities received as collateral for a loan must mature in twelve months or less. The Trust presently does not intend that the value of securities loaned will exceed 5% of the value of the Trust's net assets in the coming year.


         Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government Securities or other cash equivalents which the Fund is permitted to purchase. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Trust if the demand meets the terms of the letter. The Trust receives an amount equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Trust may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Trust or the Manager. The terms of the Trust's loans must meet applicable tests under the Internal Revenue Code and permit the Trust to reacquire loaned securities on five days' notice or in time to vote on any important matter.


Ratings of Securities. The prospectus describes "Eligible Securities" in which the Trust may invest and indicates that if a security's rating is downgraded, the Manager and/or the Board may have to reassess the security's credit risks. If a security has ceased to be a First Tier Security, the Manager will promptly reassess whether the security continues to present "minimal credit risks." If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Trust's Board of Trustees shall promptly reassess whether the security presents minimal credit risks and whether it is in the best interests of the Trust to dispose of it. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board must determine whether it would be in the best interests of the Trust to dispose of the security. In each of the foregoing instances, Board action is not required if the Trust disposes of the security within five days of the Manager learning of the downgrade, in which event the Manager will provide the Board with subsequent notice of such downgrade. The Rating Organizations currently designated as such by the Securities and Exchange Commission ("SEC") are Standard & Poor's Corporation, Moody's Investors Service, Inc., Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate, IBCA, Inc., and Thomson BankWatch, Inc. A description of the ratings categories of those Rating Organizations is contained in Exhibit A.

Other Investment Restrictions


The Trust's significant investment restrictions are described in the Prospectus. The following investment restrictions are also fundamental investment policies and, together with the fundamental policies and restrictions described in the Prospectus, cannot be changed without the vote of a "majority" of the Trust's outstanding shares. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder's meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Under these additional restrictions, the Trust cannot: (1) invest in commodities or commodity contracts or invest in interests in oil, gas or other mineral exploration or mineral development programs; (2) invest in real estate; however the Trust may purchase debt securities issued by companies which invest in real estate or interests therein; (3) purchase securities on margin or make short sales of securities; (4) invest in or hold securities of any issuer if those officers and Trustees of the Trust or the Manager who beneficially own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer; (5) underwrite securities of other companies; or (6) invest in securities of other investment companies, except in connection with a consolidation or merger.


         For purposes of the Trust's policy not to concentrate in securities of issuers as described in the investment restrictions listed in the Prospectus, the Trust has adopted the industry classification set forth in Exhibit B to this Statement of Additional Information. This is not a fundamental policy.

APPENDIX


This Appendix is part of the Statement of Additional Information of Centennial Money Market Trust ("Money Market Trust"), Centennial Tax Exempt Trust ("Tax Exempt Trust") and Centennial Government Trust ("Government Trust"), each of which is referred to in this Appendix individually as a "Trust" and collectively are referred to as the "Trusts." Unless otherwise indicated, the information in this Appendix applies to each Trust.

Trustees and Officers

The Trustees and officers of the Trusts and their principal business affiliations and occupations during the past five years are listed below. All Trustees are Trustees of each of the Trusts. The Trustees are also trustees, directors, or managing general partners of Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial New York Tax Exempt Trust, Daily Cash Accumulation Fund, Inc., Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Strategic Income Fund, Oppenheimer Strategic Income & Growth Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and The New York Tax Exempt Income Fund, Inc. (all of the foregoing funds are collectively referred to as the "Denver Oppenheimer funds") except for Mr. Fossel and Ms. Macaskill, who are Trustees, Directors or Managing Partners of all the Denver-based Oppenheimer funds except Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Oppenheimer Variable Account Funds and Panorama Series Fund Inc. Ms. Macaskill is President and Mr. Swain is Chairman of the Denver Oppenheimer funds. All of the officers except Mr. Carbuto, Ms. Wolf, Mr. Zimmer and Ms. Warmack hold similar positions with each of the Denver Oppenheimer funds. As of October 1, 1996, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Trust.

ROBERT G. AVIS, Trustee*; Age 65
One North Jefferson Avenue, St. Louis, Missouri 63103
         Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

WILLIAM A. BAKER, Trustee; Age 81
197 Desert Lakes Drive, Palm Springs, California 92264
         Management Consultant.

CHARLES CONRAD, JR., Trustee; Age 66
1501 Quail Street, Newport Beach, California 92660
         Chairman and Chief Executive Officer of Universal Space Lines, Inc. (A space services management company); formerly, Vice President of McDonnell Douglas Space Systems Co. and associated with National Aeronautics and Space Administration.

JON S. FOSSEL, Trustee*; Age 54
Two World Trade Center, New York, New York 10048-0203
         Chairman of OppenheimerFunds, Inc. ("OFI"), the immediate parent of Centennial Asset Management Corporation ("Manager"); director of Oppenheimer Acquisition Corp.("OAC"), OFI's parent holding company; a director of Shareholder Services, Inc. ("SSI"), a transfer agent subsidiary of OFI; formerly President of OFI.

SAM FREEDMAN, Trustee; Age 56
4975 Lakeshore Drive, Littleton, Colorado 80123
         Formerly, Chairman and Chief Executive Officer of OppenheimerFunds Services (a transfer agent); Chairman, Chief Executive Officer and a director of SSI; Chairman, Chief Executive Officer and director of Shareholder Financial Services, Inc. ("SFSI"); Vice President and a director of OAC and a director of OFI.

RAYMOND J. KALINOWSKI, Trustee; Age 67
44 Portland Drive, St. Louis, Missouri 63131
         Director of Wave Technologies International, Inc.(a computer products training company), formerly Vice Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

C. HOWARD KAST, Trustee; Age 74
2552 E. Alameda, Denver, Colorado 80209
         Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

ROBERT M. KIRCHNER, Trustee; Age 75
7500 East Arapahoe Road, Englewood, Colorado 80112
         President of The Kirchner Company (management consultants).

BRIDGET A. MACASKILL, President and Trustee*; Age 48
Two World Trade Center, New York, New York 10048-0203
         President, Chief Executive Officer and a director of the OFI and HarbourView Asset Management Corporation ("HarbourView"), a subsidiary of OFI; Chairman and a director of SSI and SFSI; President and a director of OAC and Oppenheimer Partnership Holdings Inc., a holding company subsidiary of OFI; a director of Oppenheimer Real Asset Management, Inc. ("Real Asset"); formerly an Executive Vice President of OFI.

NED M. STEEL, Trustee; Age 81
3416 South Race Street, Englewood, Colorado 80110
         Chartered Property and Casualty Underwriter; Director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a director of the Van Gilder Insurance Corp.
         (insurance brokers).

JAMES C. SWAIN, Chairman, Chief Executive Officer and Trustee*; Age 62
3410 South Galena Street, Denver, Colorado 80231
         Vice Chairman of OFI; formerly President and a director of the Manager, and formerly

         Chairman of the Board of SSI.


MICHAEL A. CARBUTO, Vice President and Portfolio Manager of Tax Exempt Trust; Age 41
Two World Trade Center, New York, New York 10048-0203
         Vice President of the Manager and OFI; an officer of other Oppenheimer funds.

DOROTHY WARMACK, Vice President and Portfolio Manager of Money Market Trust and Government Trust; Age 60
3410 South Galena Street, Denver, Colorado 80231
         Vice President of the Manager and OFI; an officer of other Oppenheimer funds.

CAROL E. WOLF, Vice President and Portfolio Manager of Money Market Trust and Government Trust; Age 44
3410 South Galena Street, Denver, Colorado 80231
         Vice President of the Manager and OFI; an officer of other Oppenheimer funds.

ARTHUR J. ZIMMER, Vice President and Portfolio Manager of Money Market Trust and Government Trust; Age 50
3410 South Galena Street, Denver, Colorado 80231
         Vice President of the Manager and OFI; an officer of other Oppenheimer funds.

ANDREW J. DONOHUE, Vice President and Secretary; Age 46
Two World Trade Center, New York, New York 10048-0203
         Executive Vice President and General Counsel of OFI and OppenheimerFunds Distributor, Inc. ("OFDI"); President and a director of the Manager; Executive Vice President, General Counsel and a director of HarbourView, SFSI, SSI and Oppenheimer Partnership Holdings Inc.; President and a director of Real Asset; General Counsel of OAC; Executive Vice President, Chief Legal Officer and a director of MultiSource Services, Inc. (A broker-dealer); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of OFI and OFDI; Partner in Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

GEORGE C. BOWEN, Vice President, Treasurer and Assistant Secretary; Age 60
3410 South Galena Street, Denver, Colorado 80231
         Senior Vice President and Treasurer of OFI; Vice President and Treasurer of OFDI and HarbourView; Senior Vice President, Treasurer Assistant Secretary and a director of the Manager; Vice President, Treasurer and Secretary of SSI and SFSI; Treasurer of OAC; Vice
         President and Treasurer of Real Asset; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc.; an officer of other Oppenheimer funds.

ROBERT J. BISHOP, Assistant Treasurer; Age 37
3410 South Galena Street, Denver, Colorado 80231
         Vice President of the OFI/Mutual Fund Accounting; an officer of other Oppenheimer funds;

         formerly a Fund Controller for OFI, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company, Inc., a broker-dealer.

SCOTT T. FARRAR, Assistant Treasurer; Age 31
3410 South Galena Street, Denver, Colorado 80231
         Vice President of OFI/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for OFI, prior to which he was an International Mutual Fund Supervisor for Brown Brothers, Harriman Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

ROBERT G. ZACK, Assistant Secretary; Age 48
Two World Trade Center, New York, New York 10048-0203
         Senior Vice President and Associate General Counsel of OFI; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.


---------------------
* A Trustee who is an "interested person" of the Trusts as defined in the Investment Company Act.


Remuneration of Trustees. The officers of the Trusts are affiliated with the Manager. They and the Trustees of the Trusts who are affiliated with the Manager (Ms. Macaskill and Messrs. Fossel and Swain) receive no salary or fee from the Trusts. The remaining Trustees of the Trusts (excluding Mr. Freedman, who did not become a Trustee until June 27, 1996) received the compensation shown below from the Trusts, during its fiscal year ended June 30, 1996, and from all of the Denver-based Oppenheimer funds (including the Trust) for which they served as Trustee, Director or Managing General Partner. Compensation is paid for services in the positions listed beneath their names:


                                    Aggregate                Aggregate              Aggregate             Total
                                    Compensation             Compensation           Compensation
Compensation
                                    from the                 from the               from the              from all
                                    Money Market             Tax Exempt             Government
Denver-based
Name and Position                   Trust                    Trust                  Trust                 Oppenheimer
funds1

Robert G. Avis                      $2,495                   $2,147                 $  941                $53,000
 Trustee

William A. Baker                     $3,449                   $2,968                 $1,300                $73,255
 Audit and Review
 Committee Chairman
 and Trustee

Charles Conrad, Jr.                 $3,028                   $2,605                 $1,142                $64,309
 Audit and Review




 Committee Member
 and Trustee

Raymond J. Kalinowski               $3,061                   $2,633                 $1,154                $65,000
 Risk Management
 Oversight Committee
 Member and Trustee

C. Howard Kast                      $3,061                   $2,633                 $1,154                $65,000
 Risk Management
 Oversight Committee
 Member and Trustee

Robert M. Kirchner                  $3,215                   $2,766                 $1,212                $68,292
 Audit and Review
 Committee Member
 and Trustee

Ned M. Steel                        $2,495                   $2,147                 $  941                $53,000
 Trustee

1 For the 1995 calendar year during which the Denver-based Oppenheimer funds listed in the first paragraph of this section included Oppenheimer Strategic Investment Grade Bond Fund and Oppenheimer Strategic Short-Term Income Fund (which ceased operations following the acquisition of their assets by other Oppenheimer funds.)


Major Shareholders. As of October 1, 1996, A.G. Edwards & Sons, Inc. ("A.G. Edwards"), 1 North Jefferson Avenue, St. Louis, MO 63103 was the record owner of 7,293,504,730.510 shares of Money Market Trust, 1,472,207,497 shares of Tax Exempt Trust and 978,301,664 shares of Government Trust (approximately 99.88%, 97.81% and 96.82% of outstanding shares, respectively, of these Trusts). A.G. Edwards has advised the Trusts that all such shares are held for the benefit of brokerage clients and that no such client owned beneficially 5% or more of the outstanding shares of any of the Trusts.


Investment Management Services


The  Manager is  wholly-owned  by OFI,  which is a  wholly-owned  subsidiary  of
Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. The remaining stock of OAC is owned by (i) certain of OFI's directors and officers, some of whom may serve as officers of the Trust, and three of whom (Messrs. Fossel, Swain and Ms. Macaskill) serve as Trustees of the Trust and (ii) Edwards, which owns less than 5% of its equity.

         The management fee is payable monthly to the Manager under the terms of the investment advisory agreements between the Manager and each Trust (collectively, the "Agreements"), and is computed on the aggregate net assets of the respective Trust as of the close of business each day. The management fees paid to the Manager by the Trusts during their last three fiscal periods were as follows: (a) $9,435,959, $12,657,193 and $21,572,5143 paid for the fiscal years ended June 30,

1994, 1995 and 1996, respectively, of Money Market Trust; (b) $4,761,673, $5,050,991 and $6,380,737 paid for the fiscal years ended June 30, 1994, 1995 and 1996, respectively, of Tax Exempt Trust; and (c) $3,182,956, $3,414,212 and $4,468,617 paid for the fiscal years ended June 30, 1994, 1995 and 1996, respectively, of Government Trust.


         The Agreements require the Manager, at its expense, to provide the Trusts with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Trusts, including the compilation and maintenance of records with respect to operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Trusts.
Expenses not expressly assumed by the Manager under the Agreements or as Distributor of the shares of the Trusts, are paid by the Trusts. The Agreements list examples of expenses paid by the Trusts, the major categories of which relate to interest, taxes, certain insurance premiums, fees to unaffiliated Trustees, legal, bookkeeping and audit expenses, brokerage, custodian and transfer agent expenses, share issuance costs, certain printing costs (excluding the cost of printing prospectuses for sales materials) and registration fees, and non-recurring expenses, including litigation.

         Under its Agreements with the Money Market Trust and the Government Trust, respectively, the Manager has agreed to reimburse each Trust to the extent that the Trust's total expenses (including the management fee but excluding interest, taxes, brokerage commissions, and extraordinary expenses such as litigation costs) exceed in any fiscal year the lesser of: (i) 1.5% of average annual net assets of the Trust up to $30 million plus 1% of the average annual net assets in excess of $30 million or; (ii) 25% of the total annual investment income of the Trust.


         Independently of the Money Market Trust's Agreement, the Manager has voluntarily agreed to waive a portion of the management fee otherwise payable to it by the Money Market Trust to the extent necessary to: (a) permit the Money Market Trust to have a seven-day yield at least equal to that of Daily Cash Accumulation Fund, Inc., and (b) to reduce, on an annual basis, the management fee paid on the average net assets of the Trust in excess of $1 billion from 0.40% to: 0.40% of average net assets in excess of $1 billion but less than $1.25 billion; 0.375% of average net assets in excess of $1.25 billion but less than $1.50 billion; 0.35% of average net assets in excess of $1.50 billion but less than $2 billion; and 0.325% of average net assets in excess of $2 billion. This undertaking became effective as of December 1, 1991, and may be modified or terminated by the Manager any time. For fiscal year ended June 30, 1994, June 30, 1995 and June 30, 1996, the reimbursements by the Manager to Money Market Trust were $1,201,403, $0 and $0, respectively.

         Under its Agreement with Tax Exempt Trust, the Manager has agreed to assume that Trust's expenses to the extent that the total expenses (as described above) of the Trust exceed the most stringent limits prescribed by any state in which the Trust's shares are offered for sale. The payment of the management fee at the end of any month will be reduced so that at no time will there be any accrued but unpaid liabilities under any of these expense assumptions. No reimbursement or assumption was necessary by the Manager to Government Trust during its three most recent fiscal years. The Agreements permit the Manager to act as investment adviser for any other person, firm or corporation.

         The Tax Exempt Trust Agreement provides that the Manager assumes no responsibility under the Agreement other than that which is imposed by law, and shall not be responsible for any action of the Board of Trustees of the Trust in following or declining to follow any advice or recommendations of the Manager. The Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust in connection with matters to which the Agreement relates, except a loss resulting by reason of the Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under the Agreement.

         The Agreements of Money Market Trust and Government Trust provide that the Manager shall not be liable for any loss sustained by reason of the adoption of an investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, provided that nothing in the Agreements shall be construed to protect the Manager against any liability to such Trusts or their shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreements.

Portfolio Transactions. Portfolio decisions are based upon the recommendations and judgment of the Manager subject to the overall authority of the Board of Trustees. As most purchases made by the Trust are principal transactions at net prices, the Trust incurs little or no brokerage costs. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices. The Trust's policy of investing in short-term debt securities with maturities of less than one year results in high portfolio turnover. However, since brokerage commissions, if any, are small and securities are usually held to maturity, high turnover does not have an appreciable adverse effect upon the net asset value or income of the Trust in periods of stable or declining rates, and may have a positive effect in periods of rising interest rates.

         The Trust seeks to obtain prompt and reliable execution of orders at the most favorable net price. If brokers are used for portfolio transactions, transactions are directed to brokers furnishing execution and research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Trust and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars.

         The research services provided by brokers broaden the scope and supplement the research activities of the Manager to make available additional views for consideration and comparisons, and to enable the Manager to obtain market information for the valuation of securities held in the Trust's portfolio or being considered for purchase. In the rare instances where the Trust pays commissions for research, the Board of Trustees, including the independent Trustees of the Trust, will review information furnished by the Manager as to the commissions paid to brokers furnishing such services in an effort to ascertain that the amount of such commissions was reasonably related to the value or the benefit of such services. The Trust does not direct the handling of purchases or sales of portfolio securities, whether on a principal or agency basis, to brokers for selling shares of the Trust. No portfolio transactions are handled by brokers which are affiliated with the Trust or the Manager if that broker is acting as principal.


Service Plan

Each Trust has adopted a Service Plan (the "Plan") under Rule 12b-1 of the Investment Company Act, pursuant to which the Trust will reimburse the Distributor for a portion of its costs incurred in connection with the services rendered to the Trust, as described in the Prospectus. Each Plan has been approved: (i) by a vote of the Board of Trustees of the Trust, including a majority of the "Independent Trustees" (those Trustees of the Trust who are not "interested persons," as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan) cast in person at a meeting called for the purpose of voting on the Plan; and (ii) by the vote of the holders of a "majority" (as defined under the Investment Company Act) of that Trust's outstanding voting securities. In approving each Plan, the Board determined that it is likely each Plan will benefit the shareholders of that Trust.


         The Distributor has entered into Supplemental Distribution Assistance Agreements ("Supplemental Agreements") under the Plan with selected dealers distributing shares of Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust and Oppenheimer Cash Reserves. Quarterly payments by the Distributor, which are not a Trust expense, for distribution-related services will range from 0.10% to 0.30%, annually, of the average net asset value of shares of these funds owned during the quarter beneficially or of record by the dealer or its customers. However, no payment shall be made to any dealer for any quarter during which the average net asset value of shares of such funds owned during that quarter by the dealer or its customers is less than $5 million. Payments made pursuant to Supplemental Agreements are not a fund expense, but are made by the Distributor out of its own resources or out of the resources of the Manager which may include profits derived from the advisory fee it receives from each such fund. No such supplemental payments will be paid to any dealer which is an "affiliate" (as defined in the Investment Company Act) of the Distributor.


         Each Plan, unless terminated as described below, shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by each Trust's Board of Trustees, including its Independent Trustees, by a vote cast in person at a meeting called for that purpose. The Supplemental Agreements are subject to the same renewal requirement. A Plan and the Supplemental Agreements may be terminated at any time by the vote of a majority of the Trust's Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the Trust's outstanding voting securities. The Supplemental Agreements will automatically terminate in the event of their "assignment" (as defined in the Investment Company Act), and each may be terminated by the Distributor: (i) in the event a Trust amends its Plan, or (ii) if the net asset value of shares of the funds covered by the Supplemental Agreements held by the dealer or its customers is less than $5 million for two or more consecutive quarters. A dealer may terminate a Supplemental Agreement at any time upon giving 30 days' notice. Each Plan may not be amended to increase materially the amount of payments to be made unless such amendment is approved by the shareholders of that Trust. All material amendments must be approved by the Independent Trustees.

         Under each Plan, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Trust shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Trust's Independent Trustees. The Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Plans permit the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from advisory fees) at no cost to a Trust. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

         Each Recipient who is to receive distribution payments for any month or quarter is required to certify in writing that the aggregate payments to be received from the applicable Trust during that month or quarter do not exceed the Recipient's administrative and sales related costs in rendering distribution assistance during the month or quarter, and will reimburse the Trust for any excess.

         For each Trust's fiscal year ended June 30, 1996, payments to the Distributor under its Plan totaled $12,171,435, $2,929,180 and $1,929,551 for Money Market Trust, Tax Exempt Trust and Government Trust, respectively, of which $12,170,702, $2,876,667 and $1,868,803 was paid by Money Market Trust, Tax Exempt Trust and Government Trust, respectively, to an affiliate of the Distributor, as a Recipient. Payments received by the Distributor under the Plans will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor. Any unreimbursed expenses incurred for any fiscal quarter by the Distributor may not be recovered under that Plan in subsequent fiscal quarters.


         While the Plan is in effect, the Treasurer of each Trust shall provide a report to the Board of Trustees in writing at least quarterly on the amount of all payments made pursuant to the Plan, the identity of each Recipient that received any such payment, and the purposes for which the payments were made. The Plan further provides that while it is in effect, the election and nomination of those Trustees of a Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.


Purchase, Redemption and Pricing of Shares

Determination of Net Asset Value Per Share. The net asset value of each Trust's shares is determined twice each day as of 12:00 Noon and the close of The New York Stock Exchange (the

"Exchange") which is normally 4:00 P.M., but may be earlier on some days, each day the Exchange is open (a "regular business day") (all references to time mean New York time) by dividing that Trust's net assets (the total value of the Trust's portfolio securities, cash and other assets less all liabilities) by the total number of shares outstanding. The Exchange's most recent annual holiday schedule states that it will close New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may also close on other days. Dealers other than Exchange members may conduct trading in Municipal Securities on certain days on which the Exchange is closed (e.g., Good Friday), so that securities of the same type held by Tax Exempt Trust may be traded, and its net asset value per share may be affected significantly, on such days when shareholders may not purchase or redeem shares.

         The Trusts will seek to maintain a net asset value of $1.00 per share for purchases and redemptions. There can be no assurance that each Trust will do so. Each Trust operates under Rule 2a-7 under which a Trust may use the amortized cost method of valuing their shares. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized capital gains or losses.

         Each Trust's Board of Trustees has established procedures intended to stabilize the Trust's net asset value at $1.00 per share. If a Trust's net asset value per share were to deviate from $1.00 by more than 0.5%, Rule 2a-7 requires the Board promptly to consider what action, if any, should be taken. If the Trustees find that the extent of any such deviation may result in material dilution or other unfair effects on shareholders, the Board will take whatever steps it considers appropriate to eliminate or reduce such dilution or unfair effects, including, without limitation, selling portfolio securities prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the outstanding number of Trust shares without monetary consideration, or calculating net asset value per share by using available market quotations.

         As long as the Trusts use Rule 2a-7, each Trust must abide by certain conditions described in the Prospectus. Some of those conditions which relate to portfolio management are that each Trust must: (i) maintain a dollar-weighted average portfolio maturity not in excess of 90 days; (ii) limit its investments, including repurchase agreements, to those instruments which are denominated in U.S. dollars and which are rated in one of the two highest short-term rating categories by at least two "nationally-recognized statistical rating organizations" ("Rating Organizations") as defined in Rule 2a-7, or by one Rating Organization if only one Rating Organization has rated the security; an instrument that is not rated must be of comparable quality as determined by the Manager under guidelines approved by the Board; and (iii) not purchase any instruments with a remaining maturity of more than 397 days. The Trust's fundamental investment policy that the remaining maturity of an instrument shall not exceed one year is more restrictive than the provisions of Rule 2a-7. Under Rule 2a-7, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain variable rate demand and floating rate instruments. Repurchase agreements and securities loan agreements are, in general, treated as having a maturity equal to the period scheduled until repurchase or return, or if subject to demand, equal to the notice period.
         While the amortized cost method provides certainty in valuation, there may be periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Trust may tend to be lower (and net investment income and daily dividends higher) than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices or estimates of market prices for its portfolio. Thus, if the use of amortized cost by the Trusts resulted in a lower aggregate portfolio value on a particular day, a prospective investor in one of the Trusts would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Trusts would receive less investment income than if the Trust were priced at market value. Conversely, during periods of rising interest rates, the daily yield on Trust shares will tend to be higher and its aggregate value lower than that of a portfolio priced at market value. A prospective investor would receive a lower yield than from an investment in a portfolio priced at market value, while existing investors in the Trust would receive more investment income than if the Trust were priced at market value.


Redemptions. Each Trust's Board of Trustees has the right, in conformity with the Trust's Declaration of Trust and applicable law, to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of such shares is less than $500 or such lesser amount as the Board may decide. Should the Board elect to exercise this right, it will establish the terms of any notice of such redemption required to be provided to the shareholder under the Investment Company Act, including any provision the Board may establish to enable the shareholder to increase the amount of the investment to avoid involuntary redemption.

Expedited Redemption Procedures. Under the Expedited Redemption Procedure available to shareholders of the Trusts, as discussed in the Appendix to the Prospectus, the wiring of redemption proceeds may be delayed if the Trust's Custodian bank is not open for business on a day that the Trust would normally authorize the wire to be made, which is usually the same day for redemptions prior to 12:00 Noon, and the Trust's next regular business day for redemptions between 12:00 Noon and the close of The New York Stock Exchange, which is normally 4:00 P.M., but may be earlier on some days. In those circumstances, the wire will not be transmitted until the next bank business day on which the Trust is open for business, and no dividends will be paid on the proceeds of redeemed shares waiting transfer by wire.


Dividend Reinvestment in Another Fund. Direct shareholders of the Trusts may elect to reinvest all dividends and/or distributions in Class A shares of any of the other funds listed in the Prospectus as "Eligible Funds" at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing, and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share next determined on the payable date of the dividend or distribution.

Exchange of Shares

Eligible Funds. As stated in the Prospectus, shares of the Trust may, under certain circumstances, be exchanged by direct shareholders for Class A shares of the following Oppenheimer funds ("Eligible Funds"):

Bond Fund  Series-Oppenheimer  Bond Fund for Growth
Oppenheimer Asset Allocation Fund
Oppenheimer California  Municipal Fund
Oppenheimer Champion Income Fund
Oppenheimer Discovery Fund
Oppenheimer Enterprise Fund
Oppenheimer Equity Income Fund
Oppenheimer Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Integrity Funds
Oppenheimer International Bond Fund
Oppenheimer International Growth Fund
Oppenheimer Limited-Term  Government Fund
Oppenheimer Main Street Funds,  Inc.
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State  Municipal Trust
Oppenheimer Municipal Bond Fund
Oppenheimer Municipal Fund
Oppenheimer New York Municipal Fund
Oppenheimer Quest for Value Funds
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Series Fund, Inc.
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Target Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer U.S. Government Trust
Oppenheimer World Bond Fund
Rochester Fund Municipals*
Rochester Portfolio Series - Limited Term New York Municipal Fund* The New York Tax Exempt Income Fund, Inc.

the following "Money Market Funds":

Centennial America Fund, L.P.

Centennial California Tax Exempt Trust Centennial Government Trust Centennial Money Market Trust Centennial New York Tax Exempt Trust Centennial Tax Exempt Trust Daily Cash Accumulation Fund, Inc. Oppenheimer Cash Reserves Oppenheimer Money Market Fund, Inc.
----------------------------------------------------
*Shares of the Trust are not presently exchangeable for shares of these funds.


Yield Information


Each Trust's current yield is calculated for a seven-day period of time, in accordance with regulations adopted under the Investment Company Act, as follows: First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent. The compounded effective yield for a seven-day period is calculated by (a) adding 1 to the base period return (obtained as described above), (b) raising the sum to a power equal to 365 divided by 7 and (c) subtracting 1 from the result. For the seven day period ended June 30, 1996, the "current yield" for each Money Market Trust, Tax Exempt Trust and Government Trust was 4.74%, 2.89% and 4.58%, respectively. The seven-day compounded effective yield for that period was 4.85%, 2.93% and 4.69%, respectively.


         The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. Since the calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on each Trust's portfolio securities which may affect dividends, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.


         Tax Exempt Trust's "tax equivalent yield" adjusts Tax Exempt Trust's current yield, as calculated above, by a stated Federal tax rate. The tax equivalent yield is computed by dividing the tax-exempt portion of the Trust's current yield by one minus a stated income tax rate and adding the result to the portion (if any) of the Trust's current yield that is not tax-exempt. The tax equivalent yield may be compounded as described above to provide a compounded effective tax equivalent yield. The tax equivalent yield may be used to compare the tax effects of income derived from the Trust with income from taxable investments at the tax rates stated. Exhibit D, which is applicable only to Tax Exempt Trust, includes a tax equivalent yield table, based on various effective tax brackets for individual taxpayers. Such tax brackets are determined by a taxpayer's Federal taxable income (the net amount subject to Federal income tax after deductions and exemptions). The tax equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply and that state income tax payments are fully deductible for income tax purposes. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. The Tax Exempt Trust's tax equivalent yield for the seven-day period ended June 30, 1996 was 4.52%. Its tax-equivalent compounded effective yield for the same period was 4.58% for an investor in the highest Federal tax bracket.

         Yield information may be useful to investors in reviewing each Trust's performance. A Trust may make comparisons between its yield and that of other investments, by citing various indices such as The Bank Rate Monitor National Index (provided by Bank Rate Monitor TM), which measures the average rate paid on bank money market accounts, NOW accounts and certificates of deposit by the 100 largest banks and thrift institutions in the top ten metropolitan areas. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in a Trust is not insured. Its yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation by the Trust of future yields or rates of return on its shares. Each Trust's yield is affected by portfolio quality, portfolio maturity, type of instruments held and operating expenses. When comparing a Trust's yield with that of other investments, investors should understand that certain other investment alternatives such as certificates of deposit, U.S. Government Securities, money market instruments or bank accounts may provide fixed yields or yields that may vary above a stated minimum, and also that bank accounts may be insured. Certain types of bank accounts may not pay interest when the balance falls below a specified level and may limit the number of withdrawals by check per month. In order to compare the Tax Exempt Trust's dividends to the rate of return on taxable investments, Federal income taxes on such investments should be considered.

Additional Information

Description of the Trusts. Each Trust's Declaration of Trust contains an express disclaimer of shareholder and Trustee liability for the Trust's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. Each Declaration of Trust also provides that the Trust shall, upon request, assume a defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as the Trust) to be held personally liable as a "partner" for the Trust's obligations under certain circumstances, the risk of a Trust shareholder incurring any financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstance in which the Trust would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.


         It is not contemplated that regular annual meetings of shareholders will be held. The Trust will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a

Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the shareholders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding in the aggregate shares of the Trust valued at $25,000 or more or holding 1% or more of the Trust's outstanding shares, whichever is less, that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Trust's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth in
Section 16(c) of the Investment Company Act.


Tax Status of the Trust's Dividends and Distributions. The Federal tax treatment of the Trust's dividends and distributions to shareholders is explained in the Prospectus under the caption "Dividends, Distributions and Taxes." Under the Internal Revenue Code, the Trust must distribute by December 31 each year 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized from the prior November 1 through October 31 of that year or else pay an excise tax on the amounts not distributed. While it is presently anticipated that the Trust's distributions will meet those requirements, the Trust's Board and the Manager might determine in a particular year that it is in the best interest of the Trust's shareholders not to distribute income or capital gains at the mandated levels and to pay the excise tax on the undistributed amounts.


The Custodian and the Transfer Agent. The Custodian's responsibilities include safeguarding and controlling the Trusts' portfolio securities and handling the delivery of portfolio securities to and from the Trusts. The Manager has represented to the Trusts that its banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationships between the Trusts and the Custodian. It will be the practice of the Trusts to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager or its affiliates. Shareholder Services, Inc., the Transfer Agent, is responsible for maintaining each Trust's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.


General Distributor's Agreement. Under the General Distributor's Agreement between each Trust and the Distributor, the Distributor acts as each Trust's principal underwriter in the continuous public offering of its shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the General Distributor's Agreement and the Service Plan), including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor.

Independent Auditors and Financial Statements. The independent auditors of the Trusts examine the Trusts' financial statements and perform other related audit services. They also act as auditors for the Manager and for OFI, the Manager's immediate parent, as well as for certain other funds advised by the Manager and OFI.

INDEPENDENT AUDITORS' REPORT
Centennial Money Market Trust

The Board of Trustees and Shareholders of Centennial Money Market
Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Centennial Money Market Trust as of June 30, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1996 and 1995, and the financial highlights for the period July 1, 1991 to June 30, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Centennial Money Market Trust at June 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP

Denver, Colorado
July 22, 1996

STATEMENT OF INVESTMENTS June 30, 1996
Centennial Money Market Trust


                                                                      Face            Value
                                                                     Amount        See Note 1
                                                                  ------------     ------------
BANKERS' ACCEPTANCES - 0.4%
Chase Manhattan Bank, N.A., 4.94%, 8/19/96 (Cost
   $24,831,903)..............................................     $ 25,000,000     $ 24,831,903
                                                                                    ------------

CERTIFICATES OF DEPOSIT - 5.9%
DOMESTIC CERTIFICATES OF DEPOSIT - 1.6%
Bank of New York, 5.07%, 8/27/96 ............................      15,000,000       15,000,000
LaSalle National Bank:
   5%, 8/19/96 ..............................................      10,000,000       10,000,000
   5%, 8/7/96 ...............................................      10,000,000       10,000,000
   5.05%, 8/26/96 ...........................................      10,000,000       10,000,000
   5.35%, 11/5/96 ...........................................       5,000,000        5,000,000
   5.35%, 7/15/96 ...........................................      15,000,000       15,000,000
   5.35%, 8/14/96 ...........................................      10,000,000       10,000,000
   5.35%, 8/19/96 ...........................................      15,000,000       15,000,000
   5.38%, 8/5/96 ............................................      10,000,000       10,000,000
   5.40%, 7/5/96 ............................................       5,000,000        5,000,000
                                                                                   ------------
                                                                                   105,000,000
                                                                                   ------------
EURODOLLAR CERTIFICATES OF DEPOSIT - 1.5%
Abbey National PLC, 5.01%, 8/1/96 ...........................      15,000,000       15,000,379
Deutsche Bank:
   5%, 8/12/96 ..............................................      20,000,000       19,999,385
   5.10%, 8/23/96 ...........................................      19,000,000       19,000,273
Rabobank Nederland, 5.02%, 8/22/96 ..........................      20,000,000       19,999,155
Societe Generale, 5.10%, 7/26/96 ............................      30,000,000       30,001,347
                                                                                   ------------
                                                                                   104,000,539
                                                                                   ------------
YANKEE CERTIFICATES OF DEPOSIT - 2.8%
ABN Amro Bank:
   5.01%, 8/7/96 ............................................      20,000,000       19,998,798
   5.03%, 8/20/96 ...........................................      10,000,000       10,000,136
Deutsche Bank:
   4.96%, 8/20/96 ...........................................      23,000,000       22,992,920
   5.06%, 8/19/96 ...........................................      15,000,000       15,000,000
Dresdner Bank, 5.13%, 11/22/96 ..............................      20,000,000       19,964,757
Rabobank Nederland, 5.06%, 7/26/96 ..........................      20,000,000       20,000,097

Centennial Money Market Trust

                                                                                               Face            Value
                                                                                              Amount         See Note 1
                                                                                            ------------     ------------
YANKEE CERTIFICATES OF DEPOSIT - 2.8% (CONTINUED)
Societe Generale:
   5.05%, 8/23/96.......................................................................    $15,000,000     $ 14,999,061
   5.07%, 8/23/96.......................................................................     10,000,000       10,000,000
   5.07%, 8/6/96........................................................................     20,000,000       20,000,962
   5.10%, 8/29/96.......................................................................     10,000,000       10,000,000
   5.36%, 7/1/96........................................................................     10,000,000       10,000,000
Swiss Bank Corp., 5.32%, 7/12/96........................................................     15,000,000
15,000,000
                                                                                                            ------------
                                                                                                            187,956,731
                                                                                                            ------------
Total Certificates of Deposit (Cost $396,957,270).......................................                    396,957,270
                                                                                                            ------------
DIRECT BANK OBLIGATIONS - 12.7%
ABN Amro Bank Canada, 5.31%, 8/7/96.....................................................     15,000,000
14,918,215
ABN Amro Bank North America Finance, Inc.:
   4.89%, 8/6/96........................................................................     15,000,000       14,926,650
   4.90%, 7/8/96........................................................................     30,000,000       29,971,417
   4.93%, 8/5/96........................................................................     10,000,000        9,952,069
   5.10%, 7/24/96.......................................................................     12,350,000       12,309,760
   5.35%, 11/12/96......................................................................     15,000,000       14,701,403
Bank of Scotland Treasury Services PLC, 5.35%, 10/7/96..................................     40,000,000
 39,417,444
Bank One, Cleveland, guaranteeing commercial paper of Capital One
Funding Corp.:
   Series 1995F, 5.50%, 7/5/96(1)(2)(3).................................................     10,900,000
10,900,000
   Series 1996C, 5.50%, 7/5/96(1)(2)(3).................................................      9,000,000        9,000,000
Barclays Bank PLC, guaranteeing commercial paper of:
   Banco Nacional de Mexico S.A., 5.36%, 10/7/96........................................     15,000,000
14,781,133
   Banco Nacional de Mexico S.A.-Series A, 4.96%, 7/17/96...............................      5,000,000
  4,988,155
   Banco Real S.A.-Grand Cayman Branch, 5.36%, 7/8/96...................................     19,250,000
  19,231,434
   Petroleo Brasileiro, S.A.-Petrobras, 4.96%, 8/5/96...................................      5,000,000
4,975,889
   Petroleo Brasileiro, S.A.-Petrobras, 5.01%, 8/15/96..................................     15,000,000
14,906,062
   Petroleo Brasileiro, S.A.-Petrobras, 5.18%, 7/19/96..................................     15,000,000
14,961,150
   Petroleo Brasileiro, S.A.-Petrobras, 5.29%, 8/14/96..................................     10,000,000
9,935,344
Bayerische Vereinsbank AG, guaranteeing commercial paper of:
   Galicia Funding Corp.-Series B, 5.35%, 10/7/96(4)....................................     12,000,000
11,825,233
COSCO (Cayman) Co., Ltd., 5.31%, 7/16/96................................................      6,000,000
5,986,725
Credit Suisse, guaranteeing commercial paper of:
   Cemex, S.A. de C.V.-Series A, 5.30%, 8/21/96.........................................     15,000,000
14,887,375
   Cemex, S.A. de C.V.-Series B, 5.32%, 7/22/96.........................................     10,000,000
9,968,967
   Cemex, S.A. de C.V.-Series B, 5.35%, 7/10/96.........................................     18,000,000
17,975,925
   Cemex, S.A. de C.V.-Series A, 5.31%, 7/25/96.........................................     10,000,000
9,964,600

Centennial Money Market Trust

                                                           Face             Value
                                                          Amount           See Note 1
                                                        ------------     ------------
DIRECT BANK OBLIGATIONS (CONTINUED)
   Cemex, S.A. de C.V.-Series A, 5.35%, 7/18/96 ...     $10,000,000     $  9,974,878
   Daewoo International Corp., 5.05%, 8/29/96 .....      10,000,000        9,917,236
   Queensland Alumina Ltd., 5.30%, 7/26/96 ........      15,000,000       14,944,792
Dresdner U.S. Finance, Inc.:
   4.94%, 7/22/96 .................................      11,650,000       11,616,429
   5.03%, 8/26/96 .................................      86,500,000       85,831,858
FCC National Bank:
   5.36%, 12/27/96(1) .............................      40,000,000       39,988,490
   5.47%, 10/7/96 .................................      10,000,000       10,000,000
First National Bank of Boston:
   5.32%, 7/19/96 .................................      15,000,000       15,000,000
   5.35%, 7/3/96 ..................................      10,000,000       10,000,000
   5.37%, 11/13/96(1) .............................       7,000,000        6,998,947
   5.53%, 9/16/96 .................................      10,000,000       10,000,000
   5.65%, 8/28/96(1) ..............................      15,000,000       15,000,000
   5.88%, 10/30/96(1) .............................      10,000,000       10,000,000
Huntington National Bank:
   5.09%, 8/21/96 .................................      10,000,000       10,000,000
   5.33%, 7/10/96 .................................      20,000,000       20,000,000
   5.52%, 11/13/96(1) .............................      15,000,000       15,000,000
   5.33%, 8/29/96(1) ..............................      15,000,000       14,998,536
National Westminster Bank of Canada, 5.19%,
   7/31/96 ........................................       5,000,000        4,978,375
Societe Generale North America, Inc.:
   4.89%, 8/8/96 ..................................     30,000,000       29,845,150
   4.90%, 8/13/96 .................................     30,000,000       29,824,417
   4.92%, 8/23/96 .................................     25,000,000       24,818,917
   4.92%, 8/23/96 .................................     10,000,000        9,927,567
   4.95%, 8/21/96 .................................     25,000,000       24,824,865
   5.10%, 7/22/96 .................................     10,000,000        9,970,250
Societe Generale, guaranteeing commercial paper of:
   Banco Nacional de Comercio Exterior, SNC:
   Series A, 5.17%, 7/15/96 .......................     22,500,000       22,454,685
   Series A, 5.20%, 7/10/96 .......................     20,000,000       19,974,000
   Series B, 5.20%, 7/11/96 .......................     10,000,000        9,985,556
   Series A, 5.20%, 7/16/96 .......................     13,000,000       12,971,833
   Series A, 5.37%, 10/7/96 .......................     10,000,000        9,853,817
   Nacionale Financiera, SNC:
   Series A, 5.30%, 8/28/96 .......................     15,000,000       14,871,917
   Series A, 5.35%, 8/27/96 .......................     20,000,000       19,830,583
                                                                         ------------
Total Direct Bank Obligations (Cost
   $863,888,048) ..................................                     863,888,048
                                                                        ------------

Centennial Money Market Trust

                                                       Face        Value
                                                      Amount      See Note 1
                                                   ------------  ------------
SHORT-TERM NOTES - 80.0%
BANKS - 3.6%
Barnett Banks, Inc., 5.36%, 7/1/96 ...........     $ 84,000,000  $ 84,000,000
Chase Manhattan Bank, N.A., 5.36%, 10/4/96 ...       10,000,000     9,858,556
Chemical Banking Corp.:
   4.90%, 7/15/96 ............................       30,000,000    29,942,056
   4.93%, 8/15/96 ............................       10,000,000     9,938,375
CoreStates Capital Corp.:
   5.40%, 10/25/96(1) ........................       15,000,000    15,000,000
   5.84%, 8/13/96(1) .........................       15,000,000    15,000,000
Fleet Financial Group, Inc., 5.34%, 7/19/96 ..       25,000,000    24,933,250
J.P. Morgan Delaware, 5.02%, 9/6/96 ..........        7,900,000     7,826,192
NationsBank Corp.:
   5.28%, 8/26/96 ............................       10,000,000     9,917,867
   5.31%, 7/31/96 ............................       20,000,000    19,911,500
Societe Generale, 5.33%, 7/1/96 ..............       10,000,000    10,000,000
                                                                  ------------
                                                                  236,327,796
                                                                  ------------
BEVERAGES - 2.9% Coca-Cola Enterprises, Inc.:
   5.30%, 7/9/96(4) ..........................       25,000,000    24,970,556
   5.30%, 8/8/96(4) ..........................       35,000,000    34,803,772
   5.30%, 9/4/96(4) ..........................       20,000,000    19,808,611
   5.32%, 7/10/96(4) .........................       10,500,000    10,486,035
   5.32%, 7/3/96(4) ..........................       20,000,000    19,994,089
   5.32%, 8/12/96(4) .........................       15,000,000    14,906,900
   5.35%, 8/5/96(4) ..........................       15,000,000    14,921,979
   5.37%, 7/11/96(4) .........................       45,000,000    44,932,917
   5.40%, 7/12/96(4) .........................       10,000,000     9,983,500
                                                                  ------------
                                                                  194,808,359
                                                                  ------------
BROADCASTING - 0.3%
Walt Disney Co., 5.26%, 10/23/96 .............       17,584,000    17,291,109
                                                                  ------------

Centennial Money Market Trust

                                                    Face         Value
                                                   Amount       See Note 1
                                                ------------    ------------
BROKER/DEALERS - 7.8%
CS First Boston, Inc.:
   5.10%, 7/12/96(4) ...................        $ 10,000,000 $  9,984,417
   5.39%, 8/8/96 .......................          30,000,000   29,829,317
   5.41%, 7/31/96 ......................          25,000,000   24,887,292
   5.44%, 3/4/97(1)(2) .................          20,000,000   20,000,000
   5.55%, 1/21/97(1)(2) ................          15,000,000   15,000,000
Dean Witter, Discover & Co.:
   5.58%, 9/29/96(1) ...................           6,000,000    6,003,300
   5.76%, 11/22/96(1) ..................          15,000,000   15,013,842
   5.71%, 2/3/97(1) ....................          20,000,000   20,029,110
Merrill Lynch & Co., Inc.:
   4.94%, 8/19/96 ......................          25,000,000   24,831,903
   4.95%, 8/28/96 ......................          15,000,000   14,880,375
   5.10%, 7/29/96 ......................          16,000,000   15,936,533
   5.21%, 7/3/96 .......................          25,000,000   24,992,764
   5.25%, 7/2/96 .......................          15,000,000   14,997,812
   5.31%, 7/17/96 ......................          24,966,000   24,907,080
   5.36%, 7/11/96 ......................          48,000,000   47,928,367
   5.36%, 7/8/96 .......................          10,000,000    9,989,597
   5.40%, 1/31/97(1) ...................          30,000,000   30,000,000
   5.44%, 11/1/96(1) ...................          15,000,000   15,000,000
   5.45%, 9/19/96(1) ...................          20,000,000   20,000,000
   5.47%, 10/24/96(1) ..................          15,000,000   15,000,000
Morgan Stanley Group, Inc.:
   4.91%, 9/20/96 ......................           7,000,000    6,922,667
   5.12%, 7/26/96 ......................          25,000,000   24,911,111
   5.21%, 7/15/96 ......................          10,000,000    9,979,739
   5.27%, 9/30/96(1) ...................          33,600,000   33,600,000
   5.30%, 7/12/96 ......................          15,000,000   14,975,708
   5.62%, 7/1/96 .......................          37,250,000   37,250,000
                                                              ------------
                                                              526,850,934
                                                              ------------
BUILDING MATERIALS - 0.4% Compagnie de Saint Gobain:
   4.98%, 8/29/96 ......................          10,000,000    9,918,465
   5.01%, 9/5/96 .......................           5,000,000    4,954,075
Redland Finance, 5.35%, 7/12/96 ........          12,000,000   11,980,383
                                                              ------------
                                                               26,852,923
                                                              ------------

Centennial Money Market Trust

                                                    Face           Value
                                                   Amount        See Note 1
                                                 -----------    -----------
CHEMICALS - 0.4%
Monsanto Co., 4.93%, 8/9/96 ............         $25,000,000  $24,866,479
                                                               -----------

COMMERCIAL FINANCE - 16.8% CIT Group Holdings, Inc.:
   5.30%, 7/31/96 ......................          33,330,000   33,182,792
   5.31%, 9/26/96(1) ...................          25,000,000   24,995,757
   5.32%, 8/2/96 .......................          15,000,000   14,929,067
   5.35%, 5/1/97(1) ....................          35,000,000   34,966,696
   5.35%, 6/11/97(1) ...................          15,000,000   14,983,164
   5.55%, 11/18/96(1) ..................          20,000,000   19,992,391
   6.02%, 7/10/96(1)(3) ................          11,000,000   11,000,000
Countrywide Home Loan:
   5.32%, 7/24/96 ......................          50,000,000   49,830,056
   5.32%, 7/25/96 ......................          29,000,000   28,896,120
   5.32%, 8/12/96 ......................          20,000,000   19,875,867
   5.32%, 8/23/96 ......................          10,000,000    9,921,678
   5.35%, 7/17/96 ......................          30,000,000   29,928,667
   5.35%, 7/3/96 .......................          47,000,000   46,986,031
   5.36%, 7/22/96 ......................          30,000,000   29,906,200
   5.38%, 7/12/96 ......................          25,000,000   24,958,750
   5.38%, 7/8/96 .......................          45,000,000   44,952,828
   5.40%, 7/11/96 ......................          25,000,000   24,962,361
   5.42%, 8/9/96 .......................          20,000,000   19,882,567
FINOVA Capital Corp.:
   4.97%, 8/30/96 ......................          10,000,000    9,917,167
   5.36%, 8/5/96 .......................          15,000,000   14,921,833
   5.37%, 8/14/96 ......................          37,500,000   37,253,417
   5.38%, 7/25/96 ......................          15,000,000   14,946,200
   5.39%, 9/5/96 .......................          15,000,000   14,851,775
   5.40%, 2/21/97(1) ...................          35,000,000   35,000,000
   5.40%, 7/10/96 ......................          30,000,000   29,959,387
   5.40%, 7/19/96 ......................          10,000,000    9,973,000
   5.40%, 7/22/96 ......................          20,000,000   19,937,000
   5.40%, 7/30/96 ......................          15,000,000   14,934,992
   5.41%, 8/16/96 ......................          36,000,000   35,751,217
   5.42%, 7/26/96 ......................           8,000,000    7,969,889
   5.43%, 7/15/96 ......................          25,000,000   24,947,208

Centennial Money Market Trust


                                                                                           Face               Value
                                                                                          Amount           See Note 1
                                                                                      --------------     --------------
COMMERCIAL FINANCE (CONTINUED)
   5.45%, 7/18/96.................................................................   $    20,000,000     $   19,948,528
   5.45%, 7/9/96..................................................................        10,000,000          9,987,889
   5.45%, 9/3/96..................................................................        23,000,000         22,779,200
   5.49%, 8/9/96..................................................................         5,000,000          4,970,235
   5.52%, 8/26/96.................................................................         3,000,000          2,974,240
Fleet Mortgage Group, Inc., 5.55%, 11/20/96(1)....................................        10,000,000
9,997,104
Heller Financial, Inc.
   5.38%, 7/26/96.................................................................        20,000,000         19,925,278
   5.39%, 7/15/96.................................................................        10,000,000          9,979,039
   5.40%, 7/25/96.................................................................        20,000,000         19,928,000
   5.41%, 7/11/96.................................................................        50,000,000         49,924,778
   5.42%, 9/30/96(1)..............................................................        10,000,000         10,000,315
   5.47%, 10/4/96(1)..............................................................        27,000,000         26,995,883
   5.47%, 10/7/96(1)..............................................................        20,000,000         19,999,546
   5.48%, 8/15/96.................................................................         5,000,000          4,965,750
   5.50%, 10/7/96(1)..............................................................        10,000,000          9,998,317
   5.50%, 10/7/96(1)..............................................................        12,000,000         12,000,000
   5.50%, 3/31/97(1)..............................................................         7,500,000          7,510,443
   5.51%, 8/28/96(1)..............................................................        20,000,000         20,000,000
   5.55%, 6/2/97(1)...............................................................        20,000,000         19,994,267
   5.66%, 1/15/97(1)..............................................................        10,000,000         10,007,331
   5.67%, 3/28/97(1)..............................................................        30,000,000         30,006,770
   5.70%, 12/1/96(1)..............................................................        20,970,000         20,981,858
   5.98%, 10/1/96(1)..............................................................        20,000,000         20,000,000
                                                                                                            --------------
                                                                                                          1,137,388,848
                                                                                                          --------------
COMPUTER SOFTWARE - 0.8% First Data Corp.:
   5.37%, 7/15/96.................................................................        20,000,000         19,958,233
   5.38%, 7/2/96..................................................................        13,000,000         12,998,057
   5.38%, 9/3/96..................................................................        20,000,000         19,808,711
                                                                                                           --------------
                                                                                                             52,765,001
                                                                                                           --------------
CONGLOMERATES - 0.5% Mitsubishi International Corp.:
   5.23%, 7/5/96..................................................................         5,000,000          4,997,094
   5.37%, 9/30/96.................................................................         6,301,000          6,215,549
Pacific Dunlop Holdings, Inc., guaranteed by Pacific Dunlop Ltd.,
   5.66%, 1/17/97(1)...............................................................       20,000,000         20,010,556
                                                                                                            --------------
                                                                                                             31,223,199
                                                                                                            --------------

                                                                            A-23

Centennial Money Market Trust

                                                         Face             Value
                                                         Amount          See Note 1
                                                      -----------     ------------
CONSUMER FINANCE - 3.0%
American Express Credit Corp.:
   4.92%, 8/23/96 ................................     $15,000,000     $ 14,891,350
   5.10%, 7/19/96 ................................      20,000,000       19,949,000
   5.22%, 7/3/96 .................................      15,000,000       14,995,550
   5.22%, 7/8/96 .................................      18,000,000       17,981,275
   5.30%, 10/28/96 ...............................      10,000,000        9,824,806
Commercial Credit Co., 8%, 9/1/96 ................       5,000,000        5,019,167
Island Finance Puerto Rico, Inc.:
   5.31%, 7/10/96 ................................      20,000,000       19,973,450
   5.31%, 7/8/96 .................................      15,000,000       14,984,512
   5.40%, 8/12/96 ...............................       20,300,000       20,172,110
   5.45%, 8/2/96 .................................       5,500,000        5,473,356
Sears Roebuck Acceptance Corp.:
   5.10%, 7/1/96 .................................      40,000,000       40,000,000
   5.36%, 7/10/96 ................................      16,800,000       16,777,488
                                                                        ------------
                                                                         200,042,064
                                                                         ------------
DIVERSIFIED FINANCIAL - 7.1%
Associates Corp. of North America, 5.60%,
   7/1/96 ........................................       10,000,000       10,000,000
Ford Motor Credit Co.:
   5.31%, 7/12/96 ................................       10,000,000        9,983,775
   5.31%, 7/2/96 .................................       10,000,000        9,998,525
   5.35%, 10/3/96 ................................       20,000,000       19,720,611
   5.36%, 10/7/96 ................................       15,000,000       14,781,133
   8.88%, 8/1/96 .................................        5,500,000        5,516,613
General Electric Capital Corp.:
   4.92%, 8/22/96 ................................       35,000,000       34,751,267
   4.94%, 8/19/96 ................................       10,000,000        9,932,761
   4.94%, 8/21/96 ................................       12,000,000       11,916,020
   5.15%, 7/15/96 ................................       20,000,000       19,959,944
   5.24%, 7/2/96 .................................       10,000,000        9,998,544
   5.36%, 10/4/96 ................................       30,000,000       29,575,667
   5.39%, 8/6/96 .................................       12,600,000       12,532,086
General Electric Capital Services, 5.28%,
   10/28/96 ......................................       20,000,000       19,650,933

Centennial Money Market Trust


                                                                            Face             Value
                                                                           Amount         See Note 1
                                                                         ------------     ------------
DIVERSIFIED FINANCIAL (CONTINUED)
General Motors Acceptance Corp.:
   5.33%, 7/12/96....................................................     $40,000,000     $ 39,934,856
   5.39%, 10/2/96....................................................      15,000,000       14,791,137
   5.39%, 7/2/96.....................................................      25,000,000       24,996,257
   5.40%, 7/5/96.....................................................      25,000,000       24,985,000
   5.42%, 11/8/96...................................................       10,000,000        9,804,278
   5.42%, 8/19/96....................................................       8,000,000        7,940,982
   5.43%, 8/12/96....................................................       9,500,000        9,439,817
   5.64%, 7/1/96.....................................................      40,000,000       40,000,000
   5.66%, 8/19/96(1).................................................      30,000,000       29,999,789
   5.67%, 7/19/96(1).................................................      23,300,000       23,299,998
   8.25%, 8/1/96.....................................................       8,400,000        8,419,869
   8.63%, 7/15/96....................................................      10,000,000       10,011,847
Household Finance Corp., 5.28%, 8/19/96..............................      10,000,000        9,928,133
Prudential Funding Corp., 5.06%, 7/8/96..............................      10,000,000        9,990,161
                                                                                           ------------
                                                                                           481,860,003
                                                                                           ------------
DRUG WHOLESALERS - 1.1% Glaxo Wellcome PLC:
   5.28%, 8/16/96(4).................................................       8,000,000        7,946,027
   5.28%, 8/22/96(4).................................................      14,000,000       13,893,227
   5.29%, 7/26/96(4).................................................      40,000,000       39,852,892
   5.30%, 7/12/96(4).................................................       5,000,000        4,991,903
   5.35%, 7/8/96(4)..................................................       9,200,000        9,190,429
                                                                                           ------------
                                                                                            75,874,478
                                                                                           ------------
ELECTRIC UTILITIES - 0.4%
Vattenfall Treasury, Inc. guaranteed by Vattenfall AB, 5.35%,
10/16/96.............................................................      30,000,000       29,522,958
                                                                                           -------------
ELECTRICAL EQUIPMENT - 0.4% Xerox Corp.:
   4.93%, 8/19/96....................................................      10,000,000        9,932,897
   5.30%, 7/26/96....................................................      15,000,000       14,944,792
                                                                                           ------------
                                                                                            24,877,689
                                                                                           ------------

Centennial Money Market Trust


                                                     Face        Value
                                                    Amount       See Note 1
                                                    ------       ----------
ELECTRONICS-1.8%
Avnet, Inc., 5.30%, 7/18/96 ...................  $ 10,000,000     $  9,974,972
ITT Industries, Inc.:
   5.31%, 7/12/96(4) ..........................    20,000,000       19,967,306
   5.35%, 7/22/96(4) ..........................    10,000,000        9,968,792
   5.40%, 7/8/96(4) ...........................     7,000,000        6,992,650
Mitsubishi Electric Finance America, Inc.:
   5.12%, 7/24/96(4) ..........................    12,000,000       11,960,747
   5.30%, 8/21/96(4) ..........................    10,000,000        9,924,917
   5.35%, 7/31/96(4) ..........................    25,000,000       24,888,542
   5.41%, 8/7/96(4) ...........................     8,000,000        7,955,518
Panasonic Finance, Inc.:
   5.28%, 8/23/96(4) ..........................    11,277,000       11,189,340
   5.28%, 8/8/96(4) ...........................    10,000,000        9,944,267
                                                                   ------------
                                                                   122,767,051
                                                                   ------------
ENERGY SERVICES & PRODUCERS-0.4%
Union Pacific Resources Group, Inc.:
   5.34%, 7/11/96(4) ..........................    10,000,000        9,985,167
   5.35%, 7/9/96(4) ...........................    15,700,000       15,681,334
                                                                   ------------
                                                                    25,666,501
                                                                   ------------
ENVIRONMENTAL-1.9% WMX Technologies, Inc.:
   4.90%, 11/15/96(4) .........................    12,600,000       12,365,045
   5.10%, 8/16/96(4) ..........................    20,000,000       19,869,667
   5.21%, 7/11/96(4) ..........................    15,000,000       14,977,792
   5.22%, 7/9/96(4) ...........................    20,000,000       19,976,311
   5.32%, 9/10/96(4) ..........................    10,000,000        9,895,078
   5.35%, 10/15/96(4) .........................    15,000,000       14,763,708
   5.35%, 7/18/96(4) ..........................    20,000,000       19,949,472
   5.36%, 7/16/96(4) ..........................     8,700,000        8,680,715
   5.38%, 8/12/96(4) ..........................    10,000,000        9,937,233
                                                                    -----------
                                                                    130,415,021
                                                                    ------------
HEALTHCARE/DRUGS-0.4%
Sandoz Corp.:
   5.28%, 7/25/96(4) ..........................    10,000,000        9,964,767
   5.30%, 7/17/96 .............................    20,000,000       19,952,889
                                                                    ------------
                                                                    29,917,656
                                                                    ------------

Centennial Money Market Trust


                                                                Face              Value
                                                                Amount           See Note 1
                                                               ------------       ------------
HEALTHCARE/SUPPLIES & SERVICES-1.7%
A.H. Robins Co., Inc., guaranteed by American Home Products:
   5.32%, 7/26/96(4) .......................................$ 40,000,000       $ 39,851,181
   5.42%, 8/21/96(4) .......................................  15,000,000         14,884,825
American Home Products, 5.32%, 7/26/96(4) ..................  40,000,000         39,852,222
Sherwood Medical Co., guaranteed by American Home Products:
   5.31%, 8/2/96(4) ........................................  13,447,000         13,383,530
   5.43%, 7/19/96(4) .......................................   5,000,000          4,986,425
                                                                                 ------------
                                                                                112,958,183
                                                                                ------------
INDUSTRIAL SERVICES-0.4% Atlas Copco AB:
   5.02%, 9/3/96(4) ........................................   8,000,000          7,928,604
   5.32%, 10/30/96(4) ......................................   5,000,000          4,910,594
PHH Corp., 5.45%, 3/26/97(1) ...............................  15,000,000         14,993,554
                                                                                ------------
                                                                                 27,832,752
                                                                                ------------
INSURANCE-5.1%
Allstate Life Insurance Co., 5.44%, 7/1/96(1)(2)(3) ........  40,000,000         40,000,000
General American Life Insurance Co., 6%, 7/1/96(1)(2)(3) ...  50,000,000         50,000,000
Jackson National Life, 5.46%, 7/1/96(1)(2)(3) ..............  40,000,000         40,000,000
Pacific Mutual Life Insurance Co., 5.57%, 2/14/97(1)(2)(3) .  25,000,000         25,000,000
Protective Life Insurance Co., 5.59%, 7/1/96(1)(2)(3) ......  10,000,000         10,000,000
TransAmerica Life Insurance & Annuity Co.:
   5.44%, 10/15/96(1)(2)(3) ................................  50,000,000         50,000,000
   5.44%, 9/27/96(1)(2)(3) .................................  25,000,000         25,000,000
   5.44%, 9/30/96(1)(2)(3) .................................  30,000,000         30,000,000
   5.52%, 8/1/96(1)(2)(3) ..................................  43,000,000         43,000,000
   5.52%, 7/10/96(1)(2)(3) .................................  30,000,000         30,000,000
                                                                                ------------
                                                                                343,000,000
                                                                                ------------
LEASING & FACTORING-3.6% CSW Credit, Inc.:
   5.30%, 7/19/96 ..........................................  17,300,000         17,254,155
   5.31%, 7/8/96 ...........................................  15,100,000         15,084,409
   5.42%, 8/12/96 ..........................................  20,200,000         20,072,269

Centennial Money Market Trust


                                                                   Face                  Value
                                                                  Amount               See Note 1
                                                                 --------              ---------
LEASING & FACTORING-3.6% (CONTINUED)
International Lease Finance Corp.:
   5.27%, 8/2/96 ...............................................    $ 25,000,000       $ 24,882,889
   5.28%, 8/13/96 ..............................................      20,000,000         19,873,867
   5.28%, 8/15/96 ..............................................      33,750,000         33,527,250
   5.30%, 7/8/96 ...............................................      35,000,000         34,963,931
   5.35%, 7/12/96 ..............................................      30,600,000         30,550,351
The Hertz Corp.:
   5.20%, 7/12/96 ..............................................      15,000,000         14,976,167
   5.31%, 7/17/96 ..............................................      30,000,000         29,929,200
                                                                                        ------------
                                                                                        241,114,488
                                                                                        ------------
MANUFACTURING-0.5%
Rexam PLC:
   5.30%, 7/24/96(4) ...........................................      23,115,000         23,036,730
   5.35%, 7/1/96(4) ............................................      10,000,000         10,000,000
                                                                                        ------------
                                                                                         33,036,730
                                                                                        ------------
METALS/MINING-0.6%
English China Clays PLC, 5.30%, 7/8/96(4) ......................      15,700,000         15,683,804
RTZ America, Inc., guaranteed by RTC Corp. PLC, 5.35%,
   7/8/96(4) ...................................................      27,000,000         26,971,912
                                                                                        ------------
                                                                                         42,655,716
                                                                                        ------------
NONDURABLE HOUSEHOLD GOODS-0.5%
Colgate-Palmolive Co., 5.20%, 9/23/96(4) .......................      35,000,000         34,575,508
                                                                                        ------------

SAVINGS & LOANS-1.5%
Great Western Bank FSB, 5.32%, 7/12/96 .........................      25,000,000         24,959,361
Household Bank FSB:
   5.35%, 8/15/96 ..............................................      25,000,000         24,999,691
   5.39%, 8/7/96 ...............................................      10,000,000         10,000,000
   5.39%, 9/27/96(1) ...........................................      45,000,000         44,997,169
                                                                                        ------------
                                                                                        104,956,221
                                                                                        ------------
SPECIAL PURPOSE FINANCIAL-13.5% Asset-Securitization Cooperative:
   5.28%, 7/12/96(4) ...........................................      15,000,000         14,975,800
   5.30%, 7/18/96(4) ...........................................      25,000,000         24,937,431
   5.30%, 7/23/96(4) ...........................................      20,000,000         19,935,222
   5.31%, 7/17/96(4) ...........................................      15,000,000         14,964,600
   5.31%, 7/31/96(4) ...........................................       8,665,000          8,626,657
   5.41%, 8/19/96(4) ...........................................      25,000,000         24,815,910

Centennial Money Market Trust


                                                                        Face              Value
                                                                       Amount           See Note 1
                                                                      --------          ---------
SPECIAL PURPOSE FINANCIAL-13.5%
CIESCO L.P.:
   5.35%, 7/11/96..................................................   $10,000,000       $ 9,985,139
   5.42%, 5/19/97(1)(4).............................................   17,000,000        16,997,422
Cooperative Association of Tractor Dealers, Inc.:
   5%, 8/22/96......................................................    6,300,000         6,250,405
   5.08%, 7/2/96....................................................   12,000,000        11,998,248
   5.17%, 7/15/96...................................................    7,000,000         6,985,926
Corporate Asset Funding Co., Inc.:
   5%, 9/3/96.......................................................   10,100,000        10,010,222
   5.27%, 9/12/96...................................................   25,000,000        24,732,840
CXC, Inc.:
   5.32%, 8/5/96(4).................................................   30,000,000        29,844,833
   5.32%, 9/13/96(4)................................................   25,000,000        24,726,611
   5.35%, 7/1/96(4).................................................   25,000,000        25,000,000
   5.35%, 7/11/96(4)................................................    6,300,000         6,290,637
   5.39%, 8/20/96(4)................................................   25,000,000        24,812,847
   5.40%, 8/22/96(4)................................................   44,000,000        43,656,800
Falcon Asset Securitization Corp.:
   5.31%, 8/7/96(4).................................................   15,100,000        15,017,592
   5.35%, 7/10/96(4)................................................    9,200,000         9,187,695
   5.41%, 7/25/96(4)................................................   12,860,000        12,813,618
First Deposit Master Trust 1993-3:
   5.10%, 8/8/96(4).................................................    5,000,000         4,973,083
   5.33%, 7/25/96(4)................................................    5,000,000         4,982,233
   5.42%, 8/12/96(4)...............................................    15,400,000        15,302,621
Fleet Funding Corp.:
   5.35%, 7/8/96(4).................................................   19,900,000        19,879,298
   5.37%, 7/12/96(4)................................................   21,268,000        21,233,103
New Center Asset Trust:
   5.29%, 8/5/96....................................................   15,000,000        14,922,854
   5.36%, 7/12/96...................................................   20,000,000        19,967,244
   5.37%, 9/12/96...................................................   25,000,000        24,727,771
Sheffield Receivables Corp.:
   5.28%, 7/1/96....................................................   27,685,000        27,685,000
   5.35%, 7/11/96(4)................................................   19,200,000        19,171,467
   5.35%, 7/8/96....................................................   39,360,000        39,318,936
Short-Term Card Account Trust 1995-1, Class A1,  5.51%,
   1/15/97(1)(2)....................................................   25,000,000        25,000,000

Centennial Money Market Trust


                                                                         Face              Value
                                                                         Amount           See Note 1
                                                                         --------         ----------
SPECIAL PURPOSE FINANCIAL (CONTINUED)
SMM Trust:
   1995-I, 5.48%, 5/29/97(1)(2)........................................ $   35,000,000   $   35,000,000
   1995-B, 5.49%, 8/2/96(1)(2).........................................     20,000,000       20,000,000
   1995-B, 5.91%, 11/15/96(1)(2).......................................     10,000,000       10,000,000
   1996-V, 5.62%, 3/26/97(1)(2)........................................     20,000,000       20,000,000
Structured Enhanced Return Trust 1993 Series A-02, 5.54%,
   11/18/96(1)(2)......................................................     10,000,000       10,000,000
WCP Funding:
   5.30%, 7/25/96(4)...................................................     30,000,000       29,894,000
   5.30%, 7/26/96(4)...................................................     20,000,000       19,926,389
   5.31%, 7/12/96(4)...................................................     25,000,000       24,959,437
   5.34%, 7/2/96(4)...................................................      25,000,000       24,996,292
   5.35%, 7/10/96(4)...................................................     20,000,000       19,973,250
   5.35%, 7/11/96(4)...................................................     12,000,000       11,982,167
   5.40%, 8/21/96(4)...................................................     50,000,000       49,617,500
   5.42%, 8/16/96(4)...................................................     15,000,000       14,896,117
                                                                                            -------------
                                                                                             914,975,217
                                                                                            --------------
SPECIALTY RETAILING-0.5%
St. Michael Finance Ltd., guaranteed by Marks & Spencer PLC:
   5.03%, 8/29/96......................................................     10,000,000         9,918,056
   5.28%, 8/20/96......................................................     15,000,000        14,890,000
   5.31%, 8/28/96......................................................      6,739,000         6,681,348
                                                                                             --------------
                                                                                              31,489,404
                                                                                             --------------
TELECOMMUNICATIONS-TECHNOLOGY-1.0%
NYNEX Corp.:
   5.33%, 7/12/96......................................................    26,600,000         26,556,679
   5.33%, 8/14/96......................................................    15,000,000         14,902,283
   5.35%, 7/29/96......................................................    15,000,000         14,937,583
   5.38%, 8/5/96.......................................................    10,000,000          9,947,694
                                                                                            --------------
                                                                                              66,344,239
                                                                                            --------------
TELEPHONE UTILITIES-1.1% GTE Corp.:
   5.37%, 7/18/96......................................................     6,400,000          6,383,771
   5.37%, 7/8/96.......................................................    31,890,000         31,856,701
   5.40%, 7/10/96......................................................    37,000,000         36,950,050
                                                                                            --------------
                                                                                              75,190,522
                                                                                            --------------
Total Short-Term Notes (Cost $5,397,447,049)...........................                    5,397,447,049
                                                                                           --------------

                                      A-30

Centennial Money Market Trust


                                                                                      Face                     Value
                                                                                      Amount                  See Note 1
                                                                                      --------                ----------
U.S. GOVERNMENT OBLIGATIONS-0.3%
U.S. Treasury Bills, 4.87%, 8/15/96 (Cost $19,878,375)..........................       $20,000,000
$19,878,375
                                                                                                               ---------------

FOREIGN GOVERNMENT OBLIGATIONS-1.3% Bayerische Landesbank Girozentrale:
   5.06%, 8/27/96...............................................................        25,000,000              25,000,000
   5.07%, 8/21/96...............................................................        25,000,000              25,000,346
Finnish Export Credit, Ltd., supported by the Republic of
Finland, 5.08%,
   7/26/96......................................................................        15,000,000              14,947,083
Unibanco-Uniao de Brancos Brasileiros SA-Grand Cayman,
   guaranteed by Westdeutsche Landesbank Girozentrale, 5.37%,7/5/96 ............        25,000,000
          24,985,083
                                                                                                              ---------------
Total Foreign Government Obligations (Cost $89,932,512).........................
89,932,512
                                                                                                              ---------------
Total Investments, at Value.....................................................             100.6%          6,792,935,157
                                                                                     ---------------         ---------------
Liabilities in Excess of Other Assets...........................................              (0.6)            (40,051,124)
                                                                                    ---------------         ---------------
Net Assets......................................................................              100.0%        $ 6,752,884,033
                                                                                    ================
================

Short-term notes, bankers' acceptances, and direct bank obligations are generally traded on a discount basis; the interest rate is the discount rate received by the Trust at the time of purchase. Other securities normally bear interest at the rates shown.

1. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 1996. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

2. Restricted securities amount to $517,900,000, or 7.67% of the Trust's net assets, at June 30, 1996. In addition to being restricted, the security may be considered illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. Illiquid securities amount to $190,000,000, or 2.81% of the Trust's net assets, at June 30, 1996. The Trust may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.
3. Put obligation redeemable at full face value on the date reported.
4. Security issued in an exempt transaction without registration under the Securities Act of 1933 (the Act). The securities are carried at amortized cost, and amount to $1,405,786,822, or 20.82% of the Trust's net assets.









See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES June 30, 1996 Centennial Money Market Trust


ASSETS:
Investments, at value-see accompanying statement .............  $6,792,935,157
Cash .........................................................         208,823
Receivables:
 Shares of beneficial interest sold ..........................      27,411,186
 Interest ....................................................      18,308,069
 Securities sold .............................................       6,800,000
Other ........................................................          43,878
                                                                 --------------
  Total assets ...............................................   6,845,707,113
                                                                 --------------

LIABILITIES:
 Payables and other liabilities:
 Shares of beneficial interest redeemed ......................      81,487,588
 Dividends ...................................................       8,884,619
 Transfer and shareholder servicing agent fees ...............         721,994
 Service plan fees ...........................................         377,260
 Shareholder reports .........................................         347,170
 Trustees' fees ..............................................           3,120
 Other .......................................................       1,001,329
                                                                   -------------
 Total liabilities ..........................................       92,823,080

NET ASSETS ...................................................  $6,752,884,033
                                                                 ==============

COMPOSITION OF NET ASSETS:
Paid-in capital ..............................................  $6,752,559,664
Accumulated net realized gain on investment transactions .....         324,369
                                                                 --------------

NET ASSETS-applicable to 6,752,559,664 shares of beneficial
   interest outstanding ......................................  $6,752,884,033
                                                                ==============

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER
   SHARE .....................................................  $         1.00






See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended June 30, 1996
Centennial Money Market Trust



INVESTMENT INCOME-Interest ...........................       $345,130,867
                                                             ------------
EXPENSES:
Management fees-Note 3 ...............................        21,572,513
Service plan fees-Note 3 .............................        12,171,435
Transfer and shareholder servicing agent fees -
  Note 3 .............................................         5,648,855
Registration and filing fees .........................         1,002,403
Custodian fees and expenses ..........................           625,400
Shareholder reports ..................................           590,603
Trustees' fees and expenses ..........................            20,804
Other ................................................            86,307
                                                            ------------
  Total expenses .....................................        41,718,320
                                                           ------------
NET INVESTMENT INCOME ................................       303,412,547

NET REALIZED GAIN ON INVESTMENTS .....................           265,465
                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS .........................................     $303,678,012
                                                           ============



=====================================================================
==========

STATEMENTS OF CHANGES IN NET ASSETS
Centennial Money Market Trust


                                                                          Year Ended June 30,
                                                                     1996                   1995
                                                                     ----                   ----
OPERATIONS:
Net investment income ....................................... $   303,412,547        $   167,484,276
Net realized gain ...........................................         265,465                431,897
                                                               ---------------        ---------------
Net increase in net assets resulting from operations ........     303,678,012            167,916,173

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS .................    (303,849,237)
(167,484,999)

BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial interest
   transactions-Note 2 ......................................   1,940,862,519          2,252,373,243
                                                                ---------------        ---------------

NET ASSETS:
Total increase ..............................................   1,940,691,294          2,252,804,417
Beginning of period .........................................   4,812,192,739          2,559,388,322
                                                                ---------------        ---------------
End of period ............................................... $ 6,752,884,033        $ 4,812,192,739
                                                                ===============        ===============

See accompanying Notes to Financial Statements.
                                      A-33

FINANCIAL HIGHLIGHTS
Centennial Money Market Trust


                                                                                Year Ended June 30,

                                                  -------------------------------------------------------------------------------
                                                    1996             1995            1994               1993            1992
                                                    ----             ----            ----               ----             ----
PER SHARE OPERATING DATA:
Net asset value, beginning
   of period .................................   $    1.00          $    1.00       $    1.00          $    1.00      $    1.00
Income from investment
   operations-net investment
   income and net realized gain ..............         .05                .05             .03(1)             .03(1)
 .04(1)
Dividends and distributions to shareholders...        (.05)              (.05)           (.03)              (.03)
       (.04)
                                                   ---------          ---------       ---------          ---------        ---------
Net asset value, end of period ...............   $    1.00          $    1.00       $    1.00          $    1.00
$    1.00
                                                   =========          =========       =========          =========
      =========
TOTAL RETURN, AT
   NET ASSET VALUE(2) ........................        5.11%              5.21%           2.82%              2.91%
          4.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ......   $   6,753           $   4,812       $   2,559          $   1,991
      $   1,270
Average net assets (in millions) .............   $   6,077           $   3,342       $   2,346          $   1,701
     $     821

RATIOS TO AVERAGE NET ASSETS:
Net investment income ........................        4.99%              5.01%           2.84%              2.82%
       4.31%
Expenses .....................................        0.69%              0.73%           0.76%(1)           0.78%(1)
  0.69%(1)


1. Net investment income would have been $.03, $.03 and $.04 per share absent the voluntary expense limitation, resulting in an expense ratio of 0.81%, 0.83%, and 0.81% for the years ended June 30, 1994, 1993 and 1992, respectively.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.


See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Centennial Money Market Trust


1. SIGNIFICANT ACCOUNTING POLICIES

Centennial Money Market Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust's investment objective is to seek the maximum current income that is consistent with low capital risk and the maintenance of liquidity. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Investment Valuation-Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Federal Taxes-The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

Distributions to Shareholders-The Trust intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Trust may withhold dividends or make distributions of net realized gains.

Other-Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Centennial Money Market Trust


2. SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:




                                         Year Ended June 30, 1996                   Year Ended June 30, 1995
                                 ----------------------------------------       ----------------------------------------
                                       Shares             Amount                  Shares                  Amount
                                       ------             ------                  ------                  ------
Sold ......................         21,158,638,888        $21,158,638,888         14,974,552,413        $
14,974,552,413
Dividends and distributions
  reinvested ..............            297,883,433            297,883,433             156,243,456
156,243,456
Redeemed ..................        (19,515,659,802)       (19,515,659,802)        (12,878,422,626)
(12,878,422,626)
                                  ----------------        ----------------        ----------------        ----------------
Net increase ..............          1,940,862,519        $ 1,940,862,519           2,252,373,243        $
2,252,373,243
                                  ================          ================        ================
      ================


3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% on the first $250 million of average annual net assets with a reduction of 0.025% on each $250 million thereafter, to 0.40% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Trust if aggregate expenses (with specified exceptions) exceed the lesser of 1.5% of the first $30 million of average annual net assets of the Trust, plus 1% of average annual net assets in excess of $30 million; or 25% of the total annual investment income of the Trust.

Independent of the investment advisory agreement, the Manager has voluntarily agreed to waive a portion of the management fee otherwise payable to it by the Trust to the extent necessary to: (a) permit the Trust to have a seven-day yield equal to that of Daily Cash Accumulation Fund, Inc., and (b) to reduce, on an annual basis, the management fee paid on the average net assets of the Trust in excess of $1 billion from 0.40% to: 0.40% of average net assets in excess of $1 billion but less than $1.25 billion; 0.375% of average net assets in excess of $1.25 billion but less than $1.50 billion; 0.35% of average net assets in excess of $1.50 billion but less than $2 billion; and 0.325% of average net assets in excess of $2 billion. This undertaking became effective as of December 1, 1991, and may be modified or terminated by the Manager at any time.

Shareholder Services, Inc. (SSI), a subsidiary of OFI, is the transfer and shareholder servicing agent for the Trust, and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

Under an approved service plan, the Trust may expend up to 0.20% of its net assets annually to reimburse certain securities dealers and other financial institutions and organizations for costs incurred in distributing
Trust shares.

                                    Exhibit A

                        DESCRIPTION OF SECURITIES RATINGS

Below is a description of the two highest rating categories for Short Term Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating Organizations" which the Manager evaluates in purchasing securities on behalf of the Trust. The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

Short Term Debt Ratings.

Moody's Investors Service, Inc. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG". These rating categories are as follows:

MIG1/VMIG1:          Best  quality.   There  is  present  strong  protection  by
                     established  cash  flows,  superior  liquidity  support  or
                     demonstrated   broadbased   access   to  the   market   for
                     refinancing.

MIG2/VMIG2:         High quality.  Margins of protection are ample although not so large as in the preceding group.

Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

S&P's ratings for Municipal Notes due in three years or less are:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:     Satisfactory capacity to pay principal and interest.

     S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

Fitch Investors Service, Inc. ("Fitch"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

Duff & Phelps, Inc. ("Duff & Phelps"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors.
              Risk factors are very small.

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited or its affiliate IBCA Inc. ("IBCA"): Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

A1:     Obligations supported by the highest capacity for timely repayment.

A1:     Obligations supported by a very strong capacity for timely repayment.

A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

Thomson BankWatch, Inc. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Long Term Debt Ratings. These ratings are relevant for securities purchased by the Trust with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's:  Bonds (including municipal bonds) are rated as follows:

Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

Aa: Judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's:  Bonds (including municipal bonds) are rated as follows:

AAA: The highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: A strong capacity to pay interest and repay principal and differ from "AAA" rated issues only in small degree.

Fitch:

AAA: Considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA:        Considered  to be investment  grade and of very high credit  quality.
           The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

Duff & Phelps:

AAA: The highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

IBCA: Long-term obligations (with maturities of more than 12 months) are rated as follows:

AAA: The lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

AA: A very low expectation for investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A plus (+) or minus (-) sign may be appended to a long term rating to denote relative status within a rating category.

TBW: TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

A/B: The company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

                                    Exhibit B

                       CORPORATE INDUSTRY CLASSIFICATIONS


                               Aerospace/Defense
                               Air Transportation
                            Auto Parts Distribution
                                   Automotive
                             Bank Holding Companies
                                     Banks
                                   Beverages
                                  Broadcasting
                                 Broker-Dealers
                               Building Materials
                                Cable Television
                                   Chemicals
                               Commercial Finance
                               Computer Hardware
                               Computer Software
                                 Conglomerates
                                Consumer Finance
                                   Containers
                               Convenience Stores
                               Department Stores
                             Diversified Financial
                               Diversified Media
                                  Drug Stores
                                Drug Wholesalers
                            Durable Household Goods
                                   Education
                               Electric Utilities
                              Electrical Equipment
                                  Electronics
                          Energy Services & Producers
                               Entertainment/Film
                                 Environmental

                                      Food
                                 Gas Utilities
                                      Gold
                               Health Care/Drugs
                        Health Care/Supplies & Services
                            Homebuilders/Real Estate
                                  Hotel/Gaming
                              Industrial Services
                                   Insurance
                              Leasing & Factoring
                                    Leisure
                                 Manufacturing
                                 Metals/Mining
                           Nondurable Household Goods
                                Oil - Integrated
                                     Paper
                              Publishing/Printing
                                   Railroads
                                  Restaurants
                                Savings & Loans
                                    Shipping
                           Special Purpose Financial
                              Specialty Retailing
                                     Steel
                                  Supermarkets
                        Telecommunications - Technology
                              Telephone - Utility
                                Textile/Apparel
                                    Tobacco
                                      Toys
                                    Trucking

                                    Exhibit C

                      AUTOMATIC WITHDRAWAL PLAN PROVISIONS


By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and elsewhere in the Application for such Plans, and the Prospectus and this Statement of Additional Information as they may be amended from time to time by the Trust and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

         Trust shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and distributions followed by shares acquired with a sales charge will be redeemed to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made to shareholders under such plans should not be considered as a yield or income on investment. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges on purchases when made. Accordingly, a shareholder may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases.

     1. Shareholder Services, Inc., the Transfer Agent of the Trust, will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent.

     2. Certificates will not be issued for shares of the Trust purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Trust. Any share certificates now held by the Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan. Those shares will be carried on the Planholder's Plan Statement.

     3. Distributions of capital gains must be reinvested in shares of the Trust, which will be done at net asset value without a sales charge. Dividends may be paid in cash or reinvested.

     4. Redemptions of shares in connection with disbursement payments will be made at the net asset value per share determined on the redemption date.

     5. Checks or ACH payments will be transmitted three business days prior to the date selected for receipt of the monthly or quarterly payment (the date of receipt is approximate), according to the choice specified in writing by the Planholder.

     6. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed at any time by the Planholder on written notification to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification before the requested change can be put in effect.

     7. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Trust) to redeem all, or any part of, the shares held under the Plan. In such case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Trust's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

     8. The Plan may, at any time, be terminated by the Planholder on written notice to the Transfer Agent, or by the Transfer Agent upon receiving directions to that effect from the Trust. The Transfer Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Transfer Agent or the Trust, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

     9. For purposes of using shares held under the Plan as collateral, the Planholder may request issuance of a portion of his shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares as to which a certificate may be issued, so as not to cause the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. Should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     10. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith.

     11. In the event that the Transfer Agent shall cease to act as transfer agent for the Trust, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

Investment Adviser and Distributor
Centennial Asset Management Corporation
3410 South Galena Street
Denver, Colorado 80231


Transfer Agent and Shareholder Servicing Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217-5143
1-800-525-9310


Custodian
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202-3942


Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
The Colorado State Bank Building
1600 Broadway - Suite 1480
Denver, Colorado 80202

                          CENTENNIAL MONEY MARKET TRUST

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION


Item 24.          Financial Statements and Exhibits
--------          ---------------------------------

         (a)      Financial Statements:
                  --------------------

                  (1) Condensed Financial Information (See Part A): Filed herewith.

                  (2) Independent Auditors' Report (See Part B): Filed herewith.

                  (3)      Statement of Investments, June 30, 1996 (See Part
                           B):  Filed herewith.


                  (4) Statement of Assets and Liabilities, June 30, 1996 (See Part B): Filed herewith.

                  (5) Statement of Operations for the year ended June 30, 1996 (See Part B): Filed herewith.

                  (6) Statements of Changes in Net Assets for the years ended June 30, 1995 and 1996 (See Part B): Filed herewith.

                  (7) Notes to Financial Statements (See Part B): Filed herewith.

         (b)      Exhibits:
                  --------

                  (1) Restated Declaration of Trust dated February 26, 1986: Filed with Registrant's Post-Effective Amendment No. 14, 10/28/88, and refiled with Registrant's Post-Effective Amendment No. 21, 10/28/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

                  (2) By-Laws, as amended through June 26, 1990: Filed with Registrant's Post-Effective Amendment No. 18, 10/31/91, and refiled with Registrant's Post-Effective Amendment No. 21, 10/28/94, pursuant to
                           Item 102 of Regulation S-T, and incorporated herein by reference.

                  (3)      Not applicable.

                  (4)      Not applicable.

                  (5) Investment Advisory Agreement dated October 22, 1990: Filed with Registrant's Post-Effective Amendment No. 17, 10/31/90, and refiled with Registrant's Post-Effective Amendment No. 21, 10/28/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

                  (6) (i) General Distributor's Agreement dated October 13, 1992 between Registrant and Centennial Asset Management Corporation: Filed with Registrant's Post-Effective Amendment No. 20, 10/29/93, and incorporated herein by reference.

                           (ii) Form of Centennial Asset Management Corporation Dealer Agreement: Filed with Post Effective Amendment No. 23 to the Registration Statement of Centennial Government Trust, (Reg. No. 2-75812), 11/1/94, and incorporated herein by reference.

                           (iii)Sub-Distributor's Agreement dated May 28, 1993 between Centennial Asset Management Corporation and Oppenheimer Funds Distributor, Inc.: Filed with Registrant's Post-Effective Amendment No. 20, 10/29/93, and incorporated herein by reference.

                  (7)      Not applicable.

                  (8) Custodian Agreement dated October 28, 1981: Filed with Registrant's Post-Effective Amendment No. 4, 1/5/83, and refiled with Registrant's Post-Effective Amendment No. 21, 10/28/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

                  (9)      Not applicable.

                  (10) Opinion and Consent of Counsel dated September 22, 1981: Filed with Registrant's Pre-Effective Amendment No. 3, 9/29/81, and refiled with Registrant's Post-Effective Amendment No. 21, 10/28/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.


                  (11)     Independent Auditors' Consent:  Filed herewith.


                  (12)     Not applicable.

                  (13)     Not applicable.

                  (14)     (i)      Form of Individual Retirement Account (IRA)
                           Trust Agreement: Previously filed with Post-Effective Amendment No. 21 of Oppenheimer U.S. Government Trust (File No. 2-76645), 8/25/93, and incorporated herein by reference.

                           (ii) Form of prototype Standardized and Non-Standardized Profit-Sharing Plan and Money Purchase Pension Plan for self-employed persons and corporations: Filed with Post-Effective Amendment No. 3 of Oppenheimer Global Growth & Income Fund (File No. 33-33799), 1/31/92, and incorporated herein reference.

                           (iii)Form of Tax Sheltered Retirement Plan and Custody Agreement for employees of public schools and tax-exempt organizations: Previously filed with Post-Effective Amendment No. 47 of Oppenheimer Growth Fund (Reg. No. 2-45272), 10/21/94, and
                           incorporated herein by reference.

                           (iv)     Form of Simplified Employee Pension IRA:
                           Previously filed with Post-Effective Amendment No. 36 of Oppenheimer Equity Income Fund (File No. 2-33043), 10/23/91, and incorporated herein by reference.

                           (v) Form of Prototype 401 (k) plan: Filed with Post-Effective Amendment No. 7 to the Registration Statement of Oppenheimer Strategic Income & Growth Fund (Reg. No. 33-47378), 9/28/95, and incorporated herein by reference.

                  (15) Service Plan and Agreement under Rule 12b-1, dated as of August 24, 1993, between Registrant and Centennial Asset Management Corporation: Filed with Registrant's Post-Effective Amendment No. 20, 10/29/93, and incorporated herein by reference.

                  (16) Performance Data Computation Schedule: Filed herewith.

                  (17)     Financial Data Schedule:  Filed herewith.


                  (18)     Not Applicable.


                           -- Powers of Attorney: Filed with Registrant's Post-Effective Amendment No. 20, 10/29/93, and incorporated herein by reference. Powers of Attorney from S. Freedman and B. Macaskill filed herewith.


Item 25.          Persons Controlled by and Under Common Control with
--------          ----------------------------------------------------
Registrant
----------
                  None

Item 26.          Number of Holders of Securities
--------          -------------------------------


                                                     Number of Record Holders
                   Title of Class                    as of October 1, 1996
                   --------------                    -----------------------

                   Shares of Beneficial Interest     568,484



Item 27.          Indemnification
--------          ---------------
                  Reference is made to Section 12 of Article SEVENTH of Registrant's Restated Declaration of Trust dated February 26, 1986, filed as an Exhibit to Post-Effective Amendment No. 14 to the Registration Statement.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28.          Business and Other Connections of Investment Adviser
--------          -----------------------------------------------------

         (a) Centennial Asset Management Corporation is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts A and B hereof and listed in Item 28(b) below.

         (b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Centennial Asset Management Corporation is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.


Name & Current Position
with Centennial Asset                                Other Business and Connections
Management Corporation                               During the Past Two Years
----------------------                               --------------------------------
George C. Bowen, Director                            Treasurer of the New York-based and Rochester-
Senior Vice President,                               based Oppenheimer funds; Vice President,
Treasurer and Assistant                              Assistant Secretary and Treasurer of the
Secretary.                                           Denver-based Oppenheimer funds; Senior Vice
                                                     President and Treasurer of OppenheimerFunds,
                                                     Inc. ("OFI"); Vice President and Treasurer of
                                                     OppenheimerFunds Distributor, Inc. ("OFDI") and
                                                     HarbourView Asset Management Corporation
                                                     ("HarbourView"), an investment adviser
                                                     subsidiary of OFI; Vice President, Treasurer
                                                     and Secretary of Shareholder Services, Inc.
                                                     ("SSI") and Shareholder Financial Services,
                                                     Inc. ("SFSI"), transfer agent subsidiaries of
                                                     OFI; President, Treasurer and Director of
                                                     Centennial Capital Corporation; Vice President
                                                     and Treasurer of Oppenheimer Real Asset
                                                     Management Inc. ("Real Asset"); Treasurer of
                                                     Oppenheimer Partnership Holdings, Inc.
                                                     ("Holdings") and Oppenheimer Acquisition Corp.
                                                     ("OAC"); Chief Executive Officer, Treasurer and
                                                     Director of MultiSource Services, Inc.
                                                     ("MultiSource"); formerly Senior Vice
                                                     President/Comptroller and Secretary of
                                                     Oppenheimer Asset Management Corporation
                                                     ("OAMC"), an investment adviser which was a
                                                     subsidiary of OFI.

Michael Carbuto, Vice                                Vice President and/or a Portfolio Manager of
President                                            certain Oppenheimer funds.

Andrew J. Donohue,                                   Secretary of the New York-based and Rochester-
President and Director                               based Oppenheimer funds; Vice President and
                                                     Secretary       of      the
                                                     Denver-based    Oppenheimer
                                                     funds;    Executive    Vice
                                                     President,   Director   and
                                                     General  Counsel  of  OFDI;
                                                     Director,   Executive  Vice
                                                     President    and    General
                                                     Counsel of OFI, SSI,  SFSI,
                                                     HarbourView,  Holdings  and
                                                     MultiSource;        General
                                                     Counsel of OAC; President

                                                     and Director of Real Asset; formerly Senior




                                                     Vice      President     and
                                                     Associate  General  Counsel
                                                     of OFI and OFDI.

Katherine P. Feld,                                   Vice President and Secretary of OFI, OFDI and
Secretary                                            Real Asset; Secretary of HarbourView, OAC,
                                                     MultiSource and Holdings; Secretary, Vice
                                                     President and Director of Centennial Capital
                                                     Corp.

Gary P. Tyc, Assistant                               Assistant Treasurer of OFDI and SFSI; Vice
Treasurer and Assistant                              President, Assistant Secretary and Assistant
Secretary                                            Treasurer of OFI.

Dorothy Warmack, Vice                                Vice President of OFI; Vice President and/or
President                                            Portfolio Manager of certain Oppenheimer funds.

Carol Wolf, Vice                                     Vice President of OFI; Vice President and/or
President                                            Portfolio Manager of certain Oppenheimer funds.

Arthur Zimmer, Vice                                  Vice President of OFI; Vice President and/or
President                                            Portfolio Manager of certain Oppenheimer funds.



         The Oppenheimer funds include the New York-based Oppenheimer funds, the Denver-based Oppenheimer funds and the Rochester-based Oppenheimer funds set forth below:


New York-based Oppenheimer funds
--------------------------------
Oppenheimer Asset  Allocation  Fund
Oppenheimer California   Municipal  Fund
Oppenheimer Discovery  Fund
Oppenheimer Enterprise  Fund
Oppenheimer Fund
Oppenheimer Global Emerging  Growth Fund
Oppenheimer Global Fund  Oppenheimer
Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer International Growth Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State  Municipal Trust
Oppenheimer Municipal Bond Fund
Oppenheimer New York  Municipal  Trust
Oppenheimer Quest for Value Funds
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Series Fund, Inc.
Oppenheimer Target Fund
Oppenheimer U.S. Government Trust
Oppenheimer World Bond Fund

Denver-based Oppenheimer funds
------------------------------
Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government  Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Daily Cash Accumulation Fund, Inc.
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Equity Income Fund
Oppenheimer High Yield Fund
Oppenheimer Integrity Funds
Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Municipal Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Variable Account Funds
Panorama Series Fund, Inc.
The New York Tax Exempt Income Fund, Inc.

Rochester-based Oppenheimer funds
---------------------------------
Bond Fund Series - Oppenheimer Bond Fund For Growth
Rochester Fund Municipals
Rochester Portfolio Series - Limited Term New York Municipal Fund

         The address of OppenheimerFunds, Inc., the New York-based Oppenheimer funds, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New York 10048-0203.

         The address of the Denver-based Oppenheimer funds, Shareholder Financial Services, Inc., Shareholder Services, Inc.,
OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., Oppenheimer Real Asset Management Inc.
and MultiSource Services Inc. is 3410 South Galena Street, Denver,
Colorado 80231.

         The address of the Rochester-based Oppenheimer funds is 350 Linden Oaks, Rochester, New York 14625-2807.


Item 29.          Principal Underwriter
--------          ---------------------

         (a) Centennial Asset Management Corporation is the Distributor of Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which Centennial Asset Management Corporation is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 28(b) above.

         (b) The directors and officers of the Registrant's principal underwriter are:

                                                                                                 Positions and
Name & Principal                            Positions & Offices                                  Offices with
Business Address                            with Underwriter                                     Registrant
----------------                            -------------------                                  -------------
George C. Bowen+                            Director, Senior Vice                                Vice
                                            President, Treasurer and                             President,
                                            Assistant Secretary                                  Treasurer and
                                                                                                 Assistant
                                                                                                 Secretary

Michael Carbuto+                            Vice President                                       None

Andrew J. Donohue*                          President and Director                               Vice President
                                                                                                 and Secretary

Katherine P. Feld*                          Secretary                                            None

Gary Paul Tyc+                              Assistant Treasurer and                              None
                                            Assistant Secretary




Dorothy Warmack+                            Vice President                                       None

Carol Wolf*                                 Vice President                                       None

Arthur Zimmer*                              Vice President                                       None



* Two World Trade Center, New York, NY 10048-0203
+ 3410 South Galena St., Denver, CO 80231

         (c)      Not applicable.

Item 30.          Location of Accounts and Records
--------          --------------------------------

                  The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are under the possession of Centennial Asset Management Corporation, 3410 South Galena Street, Denver, Colorado 80231.

Item 31.          Management Services
--------          -------------------

                  Not applicable.

Item 32.          Undertakings
--------          -------------

         (a)      Not applicable.

         (b)      Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and State of Colorado on the 4th day of October, 1996.


                                              CENTENNIAL MONEY MARKET TRUST

                                              By: /s/ James C. Swain*
                                              -----------------------------
                                              James C. Swain, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                                                Title                                  Date
----------                                                -----                                  ----
/s/ James C. Swain*                                       Chairman, Trustee                      October 4, 1996
------------------                                        and Principal
James C. Swain                                            Executive Officer

/s/ Jon S. Fossel*                                        Trustee                                October 4, 1996
-----------------
Jon S. Fossel

/s/ George C. Bowen*                                      Vice President,                        October 4, 1996
-------------------                                       Treasurer,
George C. Bowen                                           Assistant
                                                          Secretary and
                                                          Principal Financial
                                                          and Accounting
                                                          Officer

/s/ Robert G. Avis*                                       Trustee                                October 4, 1996
------------------
Robert G. Avis

/s/ William A. Baker*                                     Trustee                                October 4, 1996
--------------------



William A. Baker

/s/ Charles Conrad, Jr.*                                  Trustee                                October 4, 1996
----------------------
Charles Conrad, Jr.

/s/ Sam Freedman*                                         Trustee                                October 4, 1996
-----------------
Sam Freedman

/s/ Raymond J. Kalinowski*                                Trustee                                October 4, 1996
-------------------------
Raymond J. Kalinowski

/s/ C. Howard Kast*                                       Trustee                                October 4, 1996
-----------------------
C. Howard Kast

/s/ Robert M. Kirchner*                                   Trustee                                October 4, 1996
-----------------------
Robert M. Kirchner

/s/Bridget A. Macaskill*                                  President,                             October 4, 1996
------------------------                                  Trustee
Bridget A. Macaskill

/s/ Ned M. Steel*                                         Trustee                                October 4, 1996
----------------
Ned M. Steel

*By: /s/ Robert G. Zack
--------------------------------
Robert G. Zack, Attorney-in-Fact



                          CENTENNIAL MONEY MARKET TRUST
                               INDEX TO EXHIBITS






         Exhibit                    Description
         -------                    ------------
         24(b)(11)                  Independent Auditors' Consent

         24(b)(16)                  Performance Data Computation Schedule

         24(b)(17)                  Financial Data Schedule

                                  ---  Power of Attorney:  Sam Freedman

                                  ---  Power of Attorney:  Bridget A. Macaskill
